Exhibit 10.21

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

DEVELOPMENT AND SUPPLY AGREEMENT

THIS AGREEMENT is made this 24th day of May 2005, (the “Effective Date”) by and between FRESENIUS KABI AB, a company formed under the laws of Sweden (“FRESENIUS”) and TransMedics Inc., a corporation formed under the laws of Delaware, USA (“TRANSMEDICS”). Each of FRESENIUS and TRANSMEDICS are a “Party”, and together they are the “Parties”. References to FRESENIUS and TRANSMEDICS, or collectively to the Parties, shall include their respective Affiliates.

WITNESSETH:

WHEREAS, FRESENIUS researches, develops and manufactures chemical solutions for sale worldwide;

WHEREAS, TRANSMEDICS is engaged in the development, manufacture and sale of medical device products, including without limitation, a Portable Organ Preservation System (“POPS”) that is intended to utilize the Products (as defined below) and desires FRESENIUS to develop and manufacture the Products for TRANSMEDICS in accordance with the specifications provided by TRANSMEDICS; and

WHEREAS, FRESENIUS and TRANSMEDICS hereby agree upon the terms and conditions under which i) FRESENIUS is willing to perform the Preliminary Activities (as defined below) and ii) FRESENIUS will toll manufacture and supply the Products for commercial sale by TRANSMEDICS;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and upon the terms and subject to the conditions set forth below, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS

For the purpose of this Agreement, the terms set forth in this Article shall have the following meanings stated below. The singular form of the terms shall thereby include the plural form thereof:

1.1    “Affiliate” means, with respect to any person or Entity (as hereinafter defined), any other person or Entity that controls, is controlled by or is under common control with the specified person or Entity. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an Entity, whether through ownership of voting securities, by contract or otherwise.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.2    “Approval” means TRANSMEDICS’ approval of Development Deliverables in accordance with the procedures set forth in Section 3.6.2 “Approves”, “Approve”, “Approved” and the like shall have their correlative meanings.

1.3    “Batch” means the quantity of units of the Products produced from a single homogeneous mix.

1.4    “Business Day” means any day other than a Saturday, a Sunday or a day on which either of the Parties is closed generally.

1.5    “cGMP” means the current good manufacturing practices as they relate to that part of quality assurance which ensures that medicinal products are consistently produced and controlled to the quality standards appropriate to their intended use in each jurisdiction in which Regulatory Approval has been obtained, including without limitation, the principles and guidelines specified in Chapter II of European Commission Directive 91/356/EEC, and the regulations set forth in Title 21 of the U.S. Code of Federal Regulations, Parts 210-211, 820 and Subchapter C (Drugs), Quality System Regulations and the requirements there under imposed by the FDA. In case of conflict with respect to the laws in such jurisdictions, the laws with the strictest interpretation shall control.

1.6    “Calendar Year” means a period from January 1 to December 31.

1.7    “Confidential Information” means, subject to the exceptions of Article 12, ideas, inventions, discoveries, improvements, concepts, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, skill, experience, documents, apparatus, results, clinical and regulatory strategies, test data, including biological, chemical, biochemical, pharmacological, toxicological, metabolic and clinical test data, analytical, stability and quality control data, manufacturing data and descriptions, patent and legal data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, compositions of matter, standard operating procedures, protocols relating to the research scale, pilot scale and commercial synthesis of physical, chemical and biological materials and compounds and products, product samples and other samples, physical, chemical and biological materials and compounds, and the like, whether or not patentable.

1.8    “Development Deliverable” means any document, report, prototype or Product to be delivered by FRESENIUS to TRANSMEDICS within the framework of the Preliminary Activities as specified in the Project Plan annexed hereto as Exhibit A.

1.9    “Device Master File” means all documentation necessary for TRANSMEDICS’ submission of a master file on the Products for 510K approval by the FDA and any equivalent Regulatory Agencies in other nations.

1.10    “Entity” means any corporation, association, partnership (general or limited), joint venture, trust, estate, limited liability partnership or other legal entity or organization.

1.11    “FDA” means the United States Food and Drug Administration, and any successor agency thereto.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.12    “Facility” means FRESENIUS’ sterile manufacturing facility at its premises at Rapsgatan 7, 754 50 Uppsala, Sweden or such other physical facilities that are agreed in writing by the Parties.

1.13    “Improvements” means improvements or modifications to the Products.

1.14    “Initial Feasibility Study” means the study and preparation work undertaken by FRESENIUS for TRANSMEDICS pursuant to and under the Letter of Intent.

1.15    “Label”, “Labeled”, OR “Labeling” shall mean all labels and other written, printed or graphic matter placed upon (i) the Products or any container or wrapper utilized with the Products, and/or (ii) any written material accompanying the Products, including, without limitation, package inserts.

1.16    “Letter of Intent” means that Letter of Intent between the Parties dated July 7, 2004, as amended.

1.17    “Liaison” means a representative chosen by a Party to communicate with the other Party regarding the Preliminary Activities.

1.18    “Manufacturing Process” means any and all methods, techniques, processes, procedures and quality control necessary or relevant for manufacture of the Products, as contained, in general terms, in Exhibit B as the same may be amended from time to time in writing by mutual agreement of the Parties.

1.19    “Material” means all ingredients, materials, compounds, components and constituent parts included in Product or expended in the manufacture of Product. Material shall not include equipment or general plant or manufacturing supplies used in connection with manufacture of the Product. All Material is described and set forth in the Material Specifications.

1.20    “Material Specifications” means the description of the Material, including requirements, tolerances, shelf life, specifications, suppliers and safety data, that are set forth in Exhibit D.

1.21    “New Equipment” means all equipment currently not possessed by FRESENIUS but required to manufacture the Products.

1.22    “POPS Field” means the study and/or practice of preservation, evaluation, resuscitation, transplantation or ex vivo perfusion of human or human compatible tissue and/or organs, including without limitation the production of devices and systems therefore and components thereof, used in the production of the Products.

1.23    “Preliminary Activities” means those research and development activities set forth in the Project Plan annexed hereto as Exhibit A, which have been or are to be performed by FRESENIUS in order to develop the Products and to supply TRANSMEDICS with the Development Deliverables and may be amended from time to time by the mutual written agreement of the Parties.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.24    “Production Standards” shall have the meaning set forth in Section 4.1.2.

1.25    “Project Plan” means the overview and description of Preliminary Activities agreed upon between the Parties and to be undertaken by FRESENIUS in order to develop the Products and provide TRANSMEDICS with the Development Deliverables. The Project Plan is set forth on Exhibit A and may be amended from time to time by the mutual written consent of the Parties.

1.26    “Purchase Order” means a written document issued by TRANSMEDICS specifying certain commercial conditions for the purchase of the Products, including but not limited to quantities, delivery instructions and delivery times.

1.27    “Products” means the finished dosage form of TransMedics’ priming and maintenance solutions produced by FRESENIUS in accordance with the Product Specifications and Production Standards.

1.28    “Product Specifications” means the specifications, formulas, and compositions for the Products set forth in Exhibit D as the same may be amended from time to time in writing by the parties.

1.29    “Quality Agreement” means the document that specifies the quality standard and procedures between TRANSMEDICS and FRESENIUS for Products manufactured by FRESENIUS, a copy of which is annexed hereto as Exhibit C.

1.30    “Qualified Person” means a person who is registered and named as a Qualified Person as defined under the provisions of European Commission Directive 75/319/EEC.

1.31    “Regulatory Agency” means, with respect to any particular jurisdiction in which Regulatory Approval has been obtained, the federal, provincial or state regulatory agency, department, bureau or other governmental authority, body, commission, agency or other instrumentality of such jurisdiction, with the primary responsibility for the evaluation or approval of pharmaceutical products before the Products can be tested, manufactured, marketed, promoted, imported, transported exported, stored, distributed or sold in such jurisdiction, including such governmental bodies that have jurisdiction over the pricing of such pharmaceutical product. The term “Regulatory Agency” includes the FDA.

1.32    “Regulatory Approval” means any approval, product license, registration or authorization of any Regulatory Agency, sufficient for the manufacture, use, storage, import, export, transport and sale of the Products in the applicable jurisdiction.

1.33    “Research & Development Phase” means the period during the term of this Agreement beginning on the Effective Date and ending with the commencement of the Clinical Testing Phase, as described in Section 3.2.

1.34    “Subcontractors” shall have the meaning set forth in Section 3.4.1.

1.35    “Supply Phase” means the period during the term of this Agreement beginning with the completion of the Preliminary Activities and TRANSMEDICS’ Approval of all Development Deliverables, whichever is later, and ending with the termination of this Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.36    “Testing Period” means six (6) weeks for a Product and five (5) business days for documents.

1.37    “Testing Specifications” means the testing procedures and specifications with respect to the receipt of the Materials, as set forth in Exhibit E as the same may be amended by the Parties from time to time.

1.38    “TRANSMEDICS Know-How” means all Confidential Information, owned or otherwise controlled by TRANSMEDICS at any time during the term of this Agreement relating to the POPS system or any component thereof PROVIDED that this Confidential Information has been disclosed by TRANSMEDICS to FRESENIUS. For the avoidance of doubt, TRANSMEDICS Know-How includes, without limitation, the Specifications, Manufacturing Process (as of the date hereof), provided that any TransMedics Know-How as to Manufacturing Process must be reduced into writing and designated as confidential, and the formulation for the Products. Any such TRANSMEDICS Know-how shall be subject to the limitations of Article 12.1.

ARTICLE 2

SCOPE AND LICENSE

2.1    Development. Pursuant to the terms of this Agreement, TRANSMEDICS hereby commissions FRESENIUS to perform the Preliminary Activities described in more detail in Article 3 and the Appendices referred to in Article 3. In the course of such Preliminary Activities, FRESENIUS shall evaluate a composition for the Products as determined by TRANSMEDICS for overall feasibility, mainly with regards of manufacture of the Products. The Parties foresee that these Preliminary Activities may lead to amendments and modifications of the composition. As described in more detail hereinbelow, TRANSMEDICS shall own all rights to the Products and shall be responsible for final Approval of the Development Deliverables.

2.2    Appointment. Pursuant to the terms of this Agreement, and subject to TRANSMEDICS’ Approval of the Development Deliverables TRANSMEDICS hereby appoints FRESENIUS as its contract manufacturer for the Products for as long as FRESENIUS fulfills its obligations under this Agreement.

2.3    Acceptance. FRESENIUS hereby accepts such appointment and agrees to manufacture the Products as requested by TRANSMEDICS in accordance with the terms of this Agreement. FRESENIUS shall provide the Products in a cost-effective manner so as to minimize any charges that might otherwise be made to TRANSMEDICS. In performing its obligations under this Agreement, FRESENIUS shall use its best efforts and act in good faith to avoid incurring costs it would not incur in similar circumstances for itself or any third party.

2.4    License Grant. TRANSMEDICS hereby grants to FRESENIUS a non-exclusive royalty- free right and license under TRANSMEDICS Know-How, without right to grant sublicenses, to manufacture the Products solely for TRANSMEDICS in accordance with the Products Specifications and the terms and conditions of this Agreement. FRESENIUS is authorized to use

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the TRANSMEDICS Know-How solely for the purpose of performing its obligations under this Agreement.

2.5    No Other Rights. FRESENIUS acknowledges that, except as expressly provided in this Agreement, FRESENIUS shall not, by virtue of this Agreement, at any time have any right, title, license or interest in or to the TRANSMEDICS Know-How or to any other intellectual property rights relating to the Products which are owned by or licensed to TRANSMEDICS or to which TRANSMEDICS is otherwise entitled.

ARTICLE 3

PRELIMINARY ACTIVITIES

3.1    Preliminary Activities.

3.1.1    FRESENIUS shall use commercially reasonable efforts in performing the Preliminary Activities in accordance with the provisions of this Agreement and in completing the Preliminary Activities within the time frame set forth in Exhibit A.

3.1.2    In order to facilitate execution of the Preliminary Activities, TRANSMEDICS shall supply FRESENIUS with the TRANSMEDICS Know-How.

3.2    Development Phase. FRESENIUS shall perform the work packages described in the Project Plan; FRESENIUS shall develop a report to document the results of such work (the “Research & Development Report”).

3.2.1    Clinical Batches. Following TRANSMEDICS acceptance of the Research & Development Report, if FRESENIUS and TRANSMEDICS so agree, FRESENIUS shall produce one or more Clinical Batches of the Products. FRESENIUS will manufacture batches according to its typical batch size ([***] units) only. TRANSMEDICS shall inform FRESENIUS of the number of Batches required 90 days before delivery.

3.2.2    Stability Testing. FRESENIUS shall start a Stability Testing Program using three suitable batches to assess the long-term stability of the Products, as described in the Project Plan of Exhibit A.

3.3    Cooperation.

3.3.1    FRESENIUS and TRANSMEDICS shall each designate a Liaison with the other Party during the Preliminary Activities. Each Party shall have the right to change its Liaison upon written notice to the other Party. All communications of a technical nature shall be directed to the other Party’s Liaison or his or her designee. FRESENIUS shall inform the TRANSMEDICS Liaison of all material internal discussions, meetings and correspondence (including e-mail) relating to the Preliminary Activities.

3.3.2    At the request of TRANSMEDICS, the Parties shall hold regularly scheduled, meetings relating to the status of the Preliminary Activities by telephone or, if requested by TRANSMEDICS, in person.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.3.3    FRESENIUS will deliver written reports as specified in the Project Plan to TRANSMEDICS regarding the status of the Preliminary Activities, including progress on the Development Deliverables, test results, and significant achievements or risks, in reasonable detail.

3.3.4    FRESENIUS will immediately notify TRANSMEDICS of any circumstances or conditions that could lead to increased costs or delays in delivery of Development Deliverables or to the inability to develop Products that meet the Product Specifications. Such notification shall not relieve FRESENIUS of its liability under this Agreement.

3.4    Subcontractors.

3.4.1    FRESENIUS shall not engage or use any contractor, subcontractor or consultant to perform work hereunder without TRANSMEDICS’ prior written approval, which may not be unreasonably withheld. Contractors, subcontractors and consultants hereunder shall be termed “Subcontractors.” This clause notwithstanding, FRESENIUS may engage a Subcontractor to perform administrative work.

3.4.2    FRESENIUS shall be responsible and liable for all actions and omissions of Subcontractors in their performance of contractual services and/or Deliverables subcontracted, and shall ensure that all Subcontractors execute written agreements imposing restrictions as to the protection of TRANSMEDICS’ Confidential Information at least as stringent as those imposed hereby, and irrevocably releasing TRANSMEDICS from any liability to such Subcontractors. To allow for further transfer or license to TRANSMEDICS, FRESENIUS shall submit any and all Subcontractors to obligations allowing for the automatic transfer or license of all inventions and results (whether protectable or not) conceived in rendering any subcontracted Deliverables or part thereof. Engagement of any Sub-Contractor shall not release FRESENIUS of any and all of its obligations hereunder. TRANSMEDICS shall have no obligation or liability to any Subcontractor, and FRESENIUS shall be solely responsible for all payments to the Subcontractors.

3.5    Records and Device Master File.

3.5.1    FRESENIUS shall maintain records in sufficient detail and in good scientific manner as will properly reflect all work done and results achieved in the performance of the Preliminary Activities and as described in more detail in the Project Plan (the “Documentation”).

3.5.2    FRESENIUS shall furnish to TRANSMEDICS the Documentation.

3.5.3    FRESENIUS shall prepare, maintain and share with TRANSMEDICS the records described in the Project Plan and related to the development of the Products in such form as required for the Device Master File as needed for TRANSMEDICS’ submission for such Regulatory Approvals as TRANSMEDICS may elect, and shall update such records during the Development Phase, no less than monthly, with such documentation as appropriate or as instructed by TRANSMEDICS. FRESENIUS shall maintain a copy of all records needed for the portion of the Device Master File which relates to the Products. These records shall include, but not be limited to, a description of experimental plans for the work carried out, handling and archiving of raw data as well as technical reports. TRANSMEDICS shall own a Device Master File and any registration with the regulatory agencies for the Products where the Products are determined to be medicinal products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.6    Testing and Approval of Development Deliverables.

3.6.1    FRESENIUS shall provide the Development Deliverables to TRANSMEDICS at the location(s) designated by TRANSMEDICS no later than the times set forth in the Project Plan. Each Development Deliverable shall be accompanied by all relevant documentation, notes, diagrams, bills of materials, diagnostic reports and other information necessary for TRANSMEDICS to understand the design, fabrication and quality assurance aspects of the Development Deliverable, all to the extent customary in the trade.

3.6.2    TRANSMEDICS shall review and test each Development Deliverable to determine whether it conforms with the Product Specifications where such Development Deliverable is a Batch of Product, or where such Development Deliverable pertains to documentation, with the parameters of section 3.5 hereinabove. If TRANSMEDICS fails to review, test and notify FRESENIUS of any deficiencies in such Development Deliverables within the Testing Period, such Development Deliverables shall be deemed accepted. FRESENIUS shall not be deemed to have satisfied its obligation to provide a Development Deliverable until TRANSMEDICS has issued a written Approval of such Development Deliverable. TRANSMEDICS may only withhold its Approval to Development Deliverables if such Development Deliverables fail to meet the Product Specifications in the case of a Product, or are not suited for submission to Regulatory Agencies in the case of documents. With such Approval, the Development Deliverables shall be deemed fully accepted in that TRANSMEDICS shall be fully responsible for any defects of the Development Deliverables and no further obligations or liability with respect to the Approved Deliverables shall arise for FRESENIUS. The Parties agree and acknowledge that TRANSMEDICS’ Approval under this Section shall only extend to the approved Deliverables.

3.6.3    If TRANSMEDICS determines that a Development Deliverable does not conform with the Product Specifications, TRANSMEDICS shall provide FRESENIUS with a written notification specifying the nonconformities that have been identified by TRANSMEDICS (the “Rejection Notice”). FRESENIUS shall have ten (10) business days from the date of receipt of the Rejection Notice to analyze any deficiency specified in the Rejection Notice and give TRANSMEDICS a timeline for redelivery of the Deliverable. If TRANSMEDICS so chooses, FRESENIUS shall deliver a corrected Development Deliverable at FRESENIUS’ expense and as soon as practicable. Following such redelivery, TRANSMEDICS shall be given a further re-testing period, equivalent in length to the applicable Testing Period. If TRANSMEDICS rejects the redelivered Development Deliverable, TRANSMEDICS, as its sole remedies, shall be entitled to have FRESENIUS redeliver the Deliverable or terminate this Agreement without penalty. If FRESENIUS does not agree with TRANSMEDICS that a Development Deliverable fails to conform with the Product Specifications, the Parties agree to meet and work out a mutually acceptable solution.

3.7    New Equipment.

3.7.1    It is not expected that New Equipment will be needed for FRESENIUS to perform its obligations under this Agreement. However, if New Equipment is in fact needed, FRESENIUS and TRANSMEDICS agree to negotiate in good faith a separate agreement covering the purchase of such New Equipment.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.8    Delay or Failure in Completion of Preliminary Activities.

3.8.1    FRESENIUS shall use its commercial reasonable efforts to complete the Preliminary Activities in accordance with the schedule set forth on Exhibit A. To the extent that the Preliminary Activities are not completed by the date set forth in the Project Plan, the Parties agree to meet and discuss in good faith strategies for completing the Preliminary Activities as quickly as possible.

3.8.2    To the extent that either Party shall determine in good faith that substantial technical difficulties prevent FRESENIUS from completing the Preliminary Activities, the Parties agree to meet to discuss and examine the situation. If no commercially reasonable solution can be found within sixty (60) days of such meeting, either Party may terminate this Agreement with immediate effect.

3.8.3    TRANSMEDICS shall have the right to terminate this Agreement upon not less than ten (10) days prior written notice to FRESENIUS given at any time prior to the commencement of the Supply Phase if TRANSMEDICS determines, in its sole discretion, that the Product is not commercially viable.

3.8.4    In the event of early termination pursuant to this Section 3.8, in addition to the provisions surviving under Section 13.3.5:

(a)    TRANSMEDICS shall pay to FRESENIUS (on a time and materials basis at the labor rates specified in Exhibit F) the documented and reasonable costs that FRESENIUS has incurred exclusively in connection with the Preliminary Activities in accordance with the Project Plan prior to notification of termination and which costs cannot be reversed, mitigated or recovered by FRESENIUS using commercially reasonable efforts; and

(b)    FRESENIUS shall deliver to TRANSMEDICS all plans, designs, analyses, test results, solutions, components, models, Materials, prototypes and other works-in-progress that have been developed by or for FRESENIUS during the course of the Preliminary Activities; and

(c)    All other rights and obligations of the Parties under this Agreement shall terminate.

3.9    Remuneration for Preliminary Activities.

3.9.1    TRANSMEDICS shall compensate FRESENIUS for its costs and expenses directly related to its performance of the Preliminary Activities which estimated costs and expenses are set forth on Exhibit F. FRESENIUS shall use its best efforts to complete the Preliminary Activities within said estimates set forth in Exhibit F, however, TRANSMEDICS understands and agrees that Exhibit F merely contains estimates.

3.9.2    At the end of each calendar month, FRESENIUS shall provide TRANSMEDICS with a detailed accounting of the actual number of hours its personnel spent on performing the Preliminary Activities, including a breakdown of the activities performed and the out-of-pocket expenses incurred during the month that are directly related to the Preliminary Activities, including copies of third party invoices.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.9.3    FRESENIUS shall invoice TRANSMEDICS for work performed during a calendar month no earlier than the end of such calendar month. TRANSMEDICS shall pay such invoices within 30 days from the invoice date. Payments shall be payable in SEK.

ARTICLE 4

MANUFACTURE AND SUPPLY

4.1    Manufacture of the Product.

4.1.1    During the Supply Phase, FRESENIUS shall manufacture and supply to TRANSMEDICS the quantities of Products ordered by TRANSMEDICS from time to time pursuant to Section 5.3.

4.1.2    The Products manufactured shall conform to cGMP, the Quality Agreement, all applicable laws, and the Product Specifications (as may apply from time to time, collectively, the “Production Standards”).

4.2    Materials.

4.2.1    FRESENIUS shall be responsible for purchasing all Materials (including the cost of import duties of such Materials, to the extent applicable), as well as for furnishing all labor, supervision, equipment, facilities and services to manufacture the Products in accordance with the Production Standard

4.2.2    Subject to compliance with any higher standards required under this Agreement, FRESENIUS shall inspect, sample, identify and store the Materials in accordance with FRESENIUS’ standard operating procedures and shall test and release Materials in accordance with the Testing Specifications.

4.3    Storage and Handling.

4.3.1    FRESENIUS shall handle and store the Materials in accordance with the Material Specifications so as to avoid any risk of damage thereto or with FRESENIUS’ own ingredients or supplies or with those held by FRESENIUS for third parties.

4.3.2    FRESENIUS shall handle and store the Products in accordance with the Product Specifications so as to avoid any risk of damage thereto or confusion with other products held by FRESENIUS for itself or third parties.

4.4    Control Samples. FRESENIUS shall maintain control samples of the Materials in accordance with the provisions set forth in the Quality Agreement. The records pertaining to the testing of the Materials shall be maintained by FRESENIUS in accordance with its internal record retention policies and cGMP. FRESENIUS shall make such records available to TRANSMEDICS during normal business hours, upon prior written request.

4.5    Stability Testing. FRESENIUS shall be responsible for maintaining a routine stability testing program for the Products as set forth in the Quality Agreement. TRANSMEDICS shall

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reimburse FRESENIUS for costs related to the execution of the routine stability testing program at a rate set forth on Exhibit G.

4.6    Changes in Specifications.

4.6.1    TRANSMEDICS shall have the right to make other changes to the Product Specifications, the Material Specifications, and the Testing Specifications (collectively, the “Specifications”) at any time. Any increase in costs for the manufacture of the Products by FRESENIUS as a result of such changes in the Specifications as well as any FRESENIUS internal and out-of-pocket cost to implement said changes by FRESENIUS shall be borne by TRANSMEDICS. FRESENIUS shall advise TRANSMEDICS of such cost prior to implementation of the changes to the Specifications requested by TRANSMEDICS and FRESENIUS shall not commence to implement any such changes or incur any costs until TRANSMEDICS has given its written authorization to do so. The Parties shall further agree on a reasonable time schedule for the implementation of said changes.

4.6.2    TRANSMEDICS shall reimburse FRESENIUS for the reasonable costs related to new labels, package inserts or packaging materials or changes to existing labels, package inserts, or packaging materials that are requested by TRANSMEDICS.

4.6.3    TRANSMEDICS shall reimburse FRESENIUS for direct costs of inventories and for costs of destruction thereof, of manufacturing materials, including printed materials, which become obsolete due to changes in Specifications made at the request of TRANSMEDICS.

4.6.4    FRESENIUS may make changes to the Manufacturing Process only with the prior written consent of TRANSMEDICS. Any increased costs resulting from any changes to the Manufacturing Process arising from a request from FRESENIUS shall be borne by FRESENIUS. Unless subject to section 14.1, any benefit arising from a request by FRESENIUS shall be to the benefit of FRESENIUS.

4.6.5    The Parties shall cooperate to determine an appropriate qualification protocol for all changes to Product Specifications.

4.6.6    The Parties shall determine an appropriate inventory level of pre-change Products in order to cover on-going requirements during the qualification process.

4.7    Notification of Problems. TRANSMEDICS shall notify FRESENIUS of any problems of which TRANSMEDICS becomes aware associated with the Products, or FRESENIUS’ Manufacturing Process, packaging or testing procedures within 48 hours of TRANSMEDICS’ knowledge of such problems. FRESENIUS shall notify TRANSMEDICS of any problems encountered by FRESENIUS in manufacturing or testing the Products within 48 hours of FRESENIUS’ knowledge of such problems if FRESENIUS has reason to assume that such problems will affect the agreed upon delivery schedule or quality, safety or compliance of the Products.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.8    Compliance with Laws.

4.8.1    FRESENIUS shall observe and comply with all applicable laws and regulations in Sweden in respect of the manufacture of the Products in Sweden. FRESENIUS, at its own expense, shall maintain all regulatory files, government permits and licenses required for manufacture of the Products in Sweden including, but not limited to, health, safety and environmental permits for the conduct of the activities and procedures that FRESENIUS undertakes pursuant to this Agreement. In no event shall FRESENIUS be required to maintain its Facility or manufacture the Products in a manner that violates the said applicable laws and regulations of Sweden.

4.9    Record Retention. FRESENIUS shall retain records pertaining to the Products in accordance with the provisions set forth in the Quality Agreement. TRANSMEDICS shall have the right to review such records upon reasonable notice during the term of this Agreement and for three years following termination or expiration of this Agreement.

4.10    Change in Manufacturing Site. FRESENIUS will manufacture the Products only at the Facility. FRESENIUS may not change the site of manufacture or testing operations without the prior written consent of TRANSMEDICS, which will not be unreasonably withheld, and receipt of all requisite regulatory approvals and provided that FRESENIUS’ ability to supply the Products will not be adversely affected. Cost resulting from the change of manufacturing site, including additional costs related to the manufacture of the Products, shall be borne solely by FRESENIUS. The premises and equipment used to manufacture the Products will be maintained according to current regulatory requirements, cGMP guidelines and as otherwise agreed to by the parties.

4.11    Right of First Refusal. If FRESENIUS desires to sell, lease, surrender, license or otherwise transfer, either directly or indirectly, the assets described in Exhibit I (the “Offered Items”) to any third party, FRESENIUS will first give TRANSMEDICS the opportunity to acquire the Offered Items on terms equivalent to those offered to the third party (the “Proposed Terms”). TRANSMEDICS shall have thirty (30) days in which to accept the Proposed Terms in writing. If TRANSMEDICS does not accept the Proposed Terms within thirty (30) days, then FRESENIUS shall be entitled to enter into an agreement with such third party on the Proposed Terms. If the Parties agree that this Agreement shall be transferred to the acquirer of the Offered Items, FRESENIUS shall require that any third party acquirer of the Offered Items be bound by all relevant provisions of this Agreement relating to the Offered Items, including, without limitation, this Section 4.11.

ARTICLE 5

FORECASTS AND PURCHASE ORDERS

5.1    Forecast. As soon as practicable after the commencement of the Supply Phase and thereafter, at least [***] prior to the first day of each January, April, July and October during the Supply Phase, TRANSMEDICS shall submit to FRESENIUS a good faith, estimated rolling forecast of the quantity of Products TRANSMEDICS expects to order for production on a monthly basis during the next [***] (a “Forecast”). TRANSMEDICS agrees that (i) the Forecast for the first [***] reflected therein shall be considered a “firm” Forecast and TRANSMEDICS shall place

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Purchase Orders for all Product forecasted therein during the month indicated by the Forecast, and (ii) the Forecast for the fourth, fifth and sixth months shall be “semi-firm”, and TRANSMEDICS shall place Purchase Orders for between [***]% and [***]% of the Product forecast therein during the month indicated by the Forecast. The Forecast for the seventh through [***] of the Forecast shall be non-binding.

5.2    Manufacturing and Production Capacity.

5.2.1    For the semi-binding and the non-binding portion of the Forecast, FRESENIUS shall allocate sufficient manufacturing capacity, components and parts, for manufacture of the Products in sufficient quantity to exceed TRANSMEDICS’ then current Forecast amounts by at least [***]%. For the binding portion of the Forecast, FRESENIUS shall use best efforts to manufacture quantities of Products to exceed TRANSMEDICS’ then current Forecast amounts by [***]%. FRESENIUS shall manufacture all of the Products ordered by TRANSMEDICS in compliance the with Production Standards.

5.2.2    At any time during the Supply Phase, if TRANSMEDICS so chooses, FRESENIUS shall, at TRANSMEDICS’ expense, fully qualify a second manufacturing plant for the Products that is at least 250 miles geographically distant from its initial manufacturing plant. Alternatively, with TRANSMEDICS’ prior written consent, FRESENIUS may qualify, at TRANSMEDICS’ expense, a reputable third party manufacturer with a physically distinct manufacturing facility to produce the Products. TRANSMEDICS shall be entitled to visit and inspect all proposed production facilities for the Products.

5.3    Purchase Orders.

5.3.1    Not less than 45 days before the beginning of a calendar month TRANSMEDICS shall submit its Purchase Orders setting forth the quantities, delivery dates and shipping instructions with respect to each shipment for said calendar month. FRESENIUS understands that the Purchase Orders may not reflect FRESENIUS’ typical batch size for an extended period after commencement of commercial production. TRANSMEDICS agrees to have the Purchase Orders reflecting FRESENIUS’ typical batch size as soon as commercially viable, taking both TRANSMEDICS’ and FRESENIUS’ commercial interest into consideration and in particular the shelf life of the Product and potential storage of ordered to manufactured Product.

5.3.2    In the event that the quantity of Products for delivery in any calendar quarter reflected in the binding portion of the Forecast is more than [***]% above the quantity of the Products reflected in the latest Semi-Firm Forecast for said calendar quarter FRESENIUS shall use all reasonable commercial efforts, but shall not be obligated, to deliver during such calendar quarter the quantity of the Products ordered by TRANSMEDICS beyond such threshold amount. For purposes of clarity, FRESENIUS shall be obligated to provide the quantity of Products ordered by TRANSMEDICS up to [***]% over its Semi-Firm Forecast, so long as TRANSMEDICS has submitted Purchase Orders in accordance with Section 5.3.1.

5.4    Acceptance of Purchase Orders. Unless FRESENIUS informs TRANSMEDICS otherwise in writing within 10 Business Days of its receipt of a Purchase Order, the Purchase Order shall be deemed accepted by FRESENIUS. The only grounds upon which FRESENIUS may reject a

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Purchase Order shall be that the Purchase Order: (i) sets forth a delivery schedule that is inconsistent with Sections 5.1 and 6.1, or (ii) if TRANSMEDICS has not paid three consecutive invoices. Should the requested delivery date set forth on a Purchase Order not be reasonably achievable by FRESENIUS, FRESENIUS will inform TRANSMEDICS thereof within 5 Business Days following receipt of the Purchase Order and at the same time will propose an alternative ship date, the acceptance thereof not to be unreasonably withheld by TRANSMEDICS. A request by FRESENIUS to change the ship date shall not be deemed to be a rejection of a Purchase Order.

5.4.1    In addition to the foregoing, TRANSMEDICS shall be entitled to cancel, without penalty, any order for the Products if such order has not been delivered within two (2) weeks of the scheduled delivery date. FRESENIUS shall refund TRANSMEDICS all amounts paid by TRANSMEDICS in respect of such canceled orders.

5.5    Shipment Quantity Deviation. FRESENIUS is entitled to deviate plus or minus [***]% from the quantity of Products set forth on the Purchase Order. If FRESENIUS has a reasonable belief that it anticipates a deviation beyond the [***]% threshold referred in the foregoing sentence, FRESENIUS will advise TRANSMEDICS within three (3) Business Days of the basis upon which such reasonable belief is formulated. FRESENIUS is entitled, at its own risk and discretion, to produce the Products according to the Forecast and hold such Products as safety stock, provided that the Products, at the time of delivery to TRANSMEDICS shall have a shelf-life of no less than [***]% of the shelf life set forth in the Product Specifications based on the assumption that the shelf-life of the Products is set at two years. If the determined shelf-life is materially less than 2 years, the Parties shall agree on a reasonably shortened rest of the shelf-life to be unexpired at the time of delivery of the Products.

5.6    Conflicts. In the event that the terms of this Agreement conflict with the terms of a Purchase Order, unless otherwise mutually agreed in writing by the Parties, the terms of this Agreement shall prevail.

ARTICLE 6

DELIVERY AND INVOICE

6.1    Delivery.

6.1.1    All Products shall be handled, packaged, labeled and shipped by FRESENIUS according to the Product Specifications and any reasonable instructions from TRANSMEDICS, and shall be accompanied by an appropriate certificate of analysis. FRESENIUS shall provide TRANSMEDICS by fax with a copy of the certificate of analysis and the part of the batch documentation required for release of the product. In the first year of commercial supply, FRESENIUS shall provide TRANSMEDICS with appropriate samples of each batch to be delivered by air mail. All Products shall be appropriately labeled with traceable batch numbers and date of manufacture. FRESENIUS shall mark the Products and packaging with the country of origin as required, and provide a certificate of origin and any other documents required for customs purposes. FRESENIUS shall deliver each shipment, FCA (as defined in Incoterms 2000 or latest revisions thereof), FRESENIUS’ Facility, to TRANSMEDICS or TRANSMEDICS’ designee. At the request of TRANSMEDICS, FRESENIUS will give assistance in arranging

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transport of the Products in which case FRESENIUS shall follow the instructions of TRANSMEDICS.

6.1.2    All freight and insurance costs in respect of the Products shall be borne by TRANSMEDICS. Title, risk of loss, delay or damage in transit shall be with TRANSMEDICS from and after delivery to TRANSMEDICS’ designated carrier.

6.2    Invoice.

6.2.1    Subject to Section 6.2.2, FRESENIUS shall invoice TRANSMEDICS no earlier than the time of delivery of the Products for the applicable Purchase Price and for prepaid cost of transport for the Products then shipped. Each such invoice shall state the quantity of the Products contained in the shipment in question.

6.2.2    TRANSMEDICS or its designee shall have the right to confirm the quantity of the Products contained in any shipment. In the event the quantity of the Products shipped is greater or less than the quantity reflected in FRESENIUS’ invoice for such delivery, then within 60 days after TRANSMEDICS or its designee’ s receipt of such shipment, TRANSMEDICS may notify FRESENIUS of such overage or shortage, and, unless FRESENIUS disputes such notice, the amount of such invoice shall be corrected by FRESENIUS through issuing an additional invoice or a credit note, as the case may be, to reflect the actual quantity of the Products contained in such shipment.

6.2.3    TRANSMEDICS shall have the right to withhold payment of the portion of any invoice that is in dispute under 6.2.2 until such dispute has been resolved.

ARTICLE 7

PURCHASE PRICE

7.1    The “Purchase Price” for the Products is as set forth on Exhibit H.

7.2    Purchase Price Adjustment. The Purchase Price shall be increased each [***] effective on [***] beginning with the [***] year of the Supply Phase by the lower of (i) [***]% or (ii) the percentual increase in the index level specified in the Net Price Index (1980=100) published by Statistics Sweden for the 12 months period ending on October 31 of the preceding calendar year compared with the index level specified in said production index as of October 31 of the second preceding calendar year. For the avoidance of doubt, the Purchase Price effective on January 1 shall apply on all Products delivered on or after such January 1. If the index described above ceases to be published, then the Parties agree to substitute, without the necessity of any further action by the Parties, the index designated by the Swedish government as the successor index to the discontinued one, or if no successor is designated, the successor index agreed to by Parties (such agreement not to be unreasonably withheld or delayed), or if the Parties are unable to agree, the index designated by FRESENIUS’ independent certified accountant.

7.3    Other Purchase Price Adjustments. In addition to the annual Purchase Price adjustment referred to in Section 7.2 above, the Purchase Prices may also be adjusted (either up or down) upon the mutual consent of the Parties upon the occurrence of one of the following events:

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7.3.1    Changes in Specifications are required by TRANSMEDICS or an applicable Regulatory Agency;

7.3.2    Changes to the Manufacturing Process or equipment are required by TRANSMEDICS or an applicable Regulatory Agency;

7.3.3    Changes to the control or monitoring procedures are required by TRANSMEDICS or an applicable Regulatory Agency; or

7.3.4    Sales quantities are significantly above or below the projected quantities as set forth in the forecasts pursuant to Section 5.1.

7.4    Taxes. Any and all taxes imposed upon or with respect to or measured by the sale or delivery by FRESENIUS to TRANSMEDICS of the Products in accordance with TRANSMEDICS’ instructions (other than taxes levied upon FRESENIUS’ gross or net income) shall be on TRANSMEDICS’ account.

ARTICLE 8

PAYMENT

8.1    Payment Due Date. TRANSMEDICS shall make payment on invoices (including value added tax, if any, due thereon) by wire transfer in SEK no later than 30 days from the date the invoice is received unless the invoice needs to be corrected per Section 6.5.2, in which case TRANSMEDICS shall make payment no later than 30 days from the date a corrected invoice is received.

8.2    No Set-Offs. All payments shall be made without deduction, set off or counterclaim unless TRANSMEDICS and FRESENIUS otherwise expressly agree in this Agreement (e.g., Section 6.2.3.) or otherwise in writing.

8.3    Conflicts. No terms contained in any invoice shall be construed to amend or modify the terms of this Agreement and, in the event of any conflict; this Agreement shall prevail unless otherwise expressly agreed in writing by TRANSMEDICS and FRESENIUS.

8.4    Late Fee. If any sum payable under this Agreement is not paid on the due date for payment, the Party in default shall pay interest on such sum at an annual rate equal to the three (3) months LIBOR plus three percent (3%) per annum as published by Bloomberg Financial Services or any other bank reference source mutually agreed upon by the Parties or, if less, the maximum rate permitted by law from the due date until payment (whether before or after judgment), such interest to accrue on a daily basis provided that this right shall not prejudice any other right or remedy in respect of any such sum.

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ARTICLE 9

ACCEPTANCE OR REJECTION OF THE PRODUCTS

9.1    Protocol for Receipt or Rejection of Products. Other than for Hidden Defects as described in Section 9.4, TRANSMEDICS shall have thirty (30) days after delivery of any Batch of Products pursuant to Section 6.1.1 to reject such Batch. TRANSMEDICS may reject a Batch of Products, or a portion thereof, for the (i) failure of such Batch to meet the Production Standards; or (ii) failure of such Batch to meet FRESENIUS’ warranties set forth herein. Failure of TRANSMEDICS to reject a Batch of the Products in the manner set forth above within thirty (30) days after delivery of such Batch shall constitute acceptance thereof.

9.2    Partial Acceptance. If only a portion of a Batch should be rejected, the Parties shall cooperate and endeavor to allow the sale of that portion of the Batch that can be sold in compliance with all applicable laws, rules and regulations, and the portion so allowed, if any, will be considered as purchased and delivered as required under this Agreement.

9.3    Rejection of Product.

9.3.1    Should TRANSMEDICS rightfully reject any Batch of Product, or part thereof, pursuant to Section 9.1 and FRESENIUS agrees that such rejection is justified, FRESENIUS shall not charge TRANSMEDICS for such Batch and shall reimburse TRANSMEDICS for all shipping costs incurred by TRANSMEDICS. FRESENIUS shall have no further liability to TRANSMEDICS in respect of such Batch except that FRESENIUS shall have the obligation to replace the rejected Batch. The Parties shall agree how to destroy any such rejected Batch. Costs related to the disposal, destruction and/or return of such Batch shall be borne by FRESENIUS.

9.3.2    Should TRANSMEDICS reject any Batch, or part thereof, pursuant to Section 9.1 and FRESENIUS and TRANSMEDICS, after good faith negotiation, fail to agree that such rejection is justified, the Parties shall mutually agree on an independent third party to evaluate all documentation relating to such Batch of Products and other relevant information developed by both Parties relating thereto to ascertain whether the rejection is justified. If the third party determines that TRANSMEDICS’ rejection is justified, FRESENIUS shall pay for the costs of the independent third party’s review, all shipping costs incurred by TRANSMEDICS, all costs related to the disposal, destruction and/or return of such Batch and FRESENIUS shall have no further liability to TRANSMEDICS in respect of such Batch, except to replace such Batch at no cost to TRANSMEDICS. If the third party determines that TRANSMEDICS’ rejection is not justified, TRANSMEDICS shall pay for the costs of the independent third party’s review, and TRANSMEDICS shall pay FRESENIUS for such Batch, and FRESENIUS shall have no further liability to TRANSMEDICS.

9.4    Hidden Defects. If it is found that a Batch of Products has not been manufactured in accordance with the Product Specifications, cGMP and/or FRESENIUS’ warranties hereunder, which could not reasonably be found by diligent and adequate inspection by TRANSMEDICS (a “Hidden Defect”), TRANSMEDICS shall notify FRESENIUS within thirty (30) days of the discovery of such Hidden Defect but in any case within 12 months from the delivery of said Batch

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of Products. Such Batch of Products (or relevant portion thereof) shall be treated as rejected pursuant to Section 9.1 above.

ARTICLE 10

AUDITS AND INSPECTIONS

10.1    Audits. TRANSMEDICS may audit the Facility, (i) on an annual basis, (ii) during any FDA Application Integrity Policy investigation or action that is specific to TRANSMEDICS’ POPS product or the Product, (iii) during any inspection by a Regulatory Agency that involves the POPS product or the Product, (iv) in the event of a Batch-related rejection or investigation as contemplated in Article 9, (v) in the event FRESENIUS shall receive a “Warning Letter” from the FDA relating to the manufacture, packaging or Labeling of the Products by FRESENIUS or otherwise affecting the Products or similar notification from a Regulatory Agency, auditing FRESENIUS’ operation, and (vi) in accordance with the procedures set forth in the Quality Agreement to ensure that the principles of cGMP and the provisions of this Agreement are followed in connection with the production of the Products. FRESENIUS will rectify any deficiencies noted during the course of an audit. If TRANSMEDICS requests FRESENIUS to implement changes over and above cGMP, and if FRESENIUS agrees to implement such changes, the costs therefore will be borne by TRANSMEDICS.

10.2    Correspondence. FRESENIUS shall provide to TRANSMEDICS copies of all correspondence from applicable Regulatory Agencies relating to the Product, and all inspection reports issued by such Regulatory Agencies during the term of this Agreement to the extent they relate to the manufacture of the Products as such reports and correspondence become available. FRESENIUS agrees to notify TRANSMEDICS promptly of any governmental inspection activity or actions relating to general cGMP compliance or to any of Products, or to any process, equipment or facilities used to manufacture any Product.

ARTICLE 11

INDEMNIFICATION AND INSURANCE

11.1    Indemnification by TRANSMEDICS. TRANSMEDICS shall defend, indemnify and hold harmless FRESENIUS, its officers, agents and employees from any third party loss, claim, action, damage, expense or liability, including reasonable defense costs and attorneys’ fees (“Claim”) arising out of or related to:

11.1.1    the alleged infringement of a third party’s intellectual property rights relating to the use of TRANSMEDICS Know-How in accordance with the terms of this Agreement or TRANSMEDIC’s other instruction;

11.1.2    TRANSMEDICS’ negligence, willful or reckless acts or omissions with respect to the distribution, marketing and/or sale of the Products; and

11.1.3    personal injury to consumers relating to the Products, other than injury due to FRESENIUS’ negligence, willful or reckless acts or omissions, FRESENIUS’ breach of this

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Agreement or applicable law or FRESENIUS’ failure to manufacture, Label or package the Products in accordance with the Product Specifications.

11.2    Indemnification by FRESENIUS. FRESENIUS shall defend, indemnify and hold harmless TRANSMEDICS its officers, agents and employees from any Claim arising out of or related to:

11.2.1    FRESENIUS’ negligence, willful or reckless acts or omissions, with respect to the manufacture, Labeling or packaging of the Products, including any personal injury to consumers relating to the Products arising as a result thereof; or

11.2.2    FRESENIUS’ breach of this Agreement or applicable law or failure to manufacture the Products in accordance with the Production Standards; and

11.2.3    infringement of a third party’s intellectual property rights relating to the Products as a result of FRESENIUS’ use of a manufacturing process for the manufacture of the Products hereunder to the extent such process does not involve TRANSMEDICS Know-How or any formulation or composition of the Products that is not a direct result of the written instructions of TRANSMEDICS or the direct compliance with the Product Specification.

11.3    Procedure. In the event either FRESENIUS or TRANSMEDICS seeks indemnification under this Article 11 from the other, it shall inform such other Party of a Claim as soon as reasonably practicable after it receives notice of the Claim, shall permit the indemnifying party to assume direction and control of the defense of the Claim (including the right to settle the claim solely for monetary consideration), and shall reasonably cooperate as requested by and at the expense of, the indemnifying party in the defense of the Claim. In addition, either Party may be represented by its own counsel at its own expense.

11.4    Limitation on Liability. EXCEPT AS OTHERWISE STATED HEREIN, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY AMOUNTS REPRESENTING ITS LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF GOODWILL, LOSS OF ECONOMIC OPPORTUNITY, OR INDIRECT, SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, ARISING FROM THE PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY, STATUTES OR ANY OTHER LEGAL THEORY).

11.5    Insurance. TRANSMEDICS and FRESENIUS shall each maintain throughout the term of this Agreement commercial liability insurance covering product liability and other consumer injuries arising from the sale of the Products in an amount of at least US$1,000,000 per occurrence and US$3,000,000 in the aggregate. At the request of either Party, the other Party shall provide documentation sufficient to show proof of coverage.

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ARTICLE 12

CONFIDENTIALITY

12.1    Defined. With respect to all Confidential Information furnished by one Party to the other Party pursuant to this Agreement, the Party receiving such Confidential Information (the “Receiving Party”) shall maintain the confidential and proprietary status of such Confidential Information, keep such Confidential Information and each part thereof within its possession or under its control, use all reasonable efforts to prevent the disclosure of any Confidential Information to any other person, and use all reasonable efforts to ensure that such Confidential Information is used only for those purposes specifically authorized by this Agreement. These mutual obligations of confidentiality shall not apply to any information to the extent that such information is:

12.1.1    independently developed by the Receiving Party outside the scope and not in violation of this Agreement by employees not having access to the other Party’s Confidential Information as reasonably demonstrated by the Receiving Party’s written records;

12.1.2    in the public domain at the time of its receipt or thereafter becomes part of the public domain through no fault of the Receiving Party;

12.1.3    received without an obligation of confidentiality from a third party having the right to disclose such information and who is not disclosing such information on behalf of the disclosing Party;

12.1.4    released, in writing, by the disclosing Party from the restrictions of this Article 12;

12.1.5    required by law, statute, rule or court order to be disclosed (but only to the extent such disclosure is required), provided that the Receiving Party shall immediately provide notice of such requirement and use reasonable efforts to obtain confidential treatment of any such disclosure, consult with the other Party and permit the other Party to participate in seeking an appropriate protective order.

12.2    Permitted Disclosure. Notwithstanding the other provisions of this Article 12, each Party may disclose Confidential Information of the other Party to any governmental authority, including any Regulatory Agency to comply with law or the request of such authority or Regulatory Agency, or, to the extent necessary, to any Subcontractor authorized by TRANSMEDICS performing work in connection with this Agreement, provided such Subcontractor agrees to keep such Confidential Information confidential in accordance with terms no less restrictive than those set forth herein.

12.3    Remedies. The Parties hereby acknowledge and agree that in the event of any breach of this Agreement by the other Party, including, without limitation, the actual or threatened disclosure of a disclosing Party’s Confidential Information without the express prior written consent of the disclosing Party, the disclosing Party will suffer an irreparable injury, such that no remedy at law will afford it adequate protection against, or appropriate compensation for, such injury. Accordingly, each Party hereby agrees that the other Party shall be entitled to specific performance of a Receiving Party’s obligations under this Agreement, as well as such further injunctive relief

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as may be granted by a court of competent jurisdiction without the necessity of posting an injunction bond.

12.4    Survival. This Article shall survive the termination or expiration of this Agreement for a period of 5 years.

ARTICLE 13

TERM AND TERMINATION

13.1    Term; Extension. Subject to the provisions of Section 13.2, this Agreement shall be effective from the Effective Date and shall continue to be in force for a period of five (5) years from the first delivery during the Supply Phase. Thereafter, the term shall be automatically renewed for one year renewal periods unless terminated by either Party by giving at least 12 months prior written notice to the other Party.

13.2    Early Termination. Notwithstanding the Section 13.1 above, this Agreement may be terminated as follows:

13.2.1    By either Party forthwith upon written notice to the other Party if the other Party is in material breach of this Agreement, and a cure of such breach has not occurred during a period of one hundred twenty (120) days following receipt of written notice thereof by the non-breaching Party;

13.2.2    By either Party upon sixty (60) days written notice following the discussion period provided in this Section 13.2.2, if TRANSMEDICS fails to obtain Regulatory Approval from Regulatory Authorities for the marketing of the Products in either the United States or Europe by December 31st 2006 provided that TRANSMEDICS shall have the right for 60 days following such date to discuss and FRESENIUS agrees to consider in good faith an extension of such date upon terms and conditions mutually acceptable to the Parties;

13.2.3    By either Party forthwith upon written notice to the other Party if the other Party filed or has filed against it a petition under any bankruptcy law or similar law generally affecting creditors’ rights, which is not dismissed within 90 days of filing, or goes into liquidation or has a receiver, liquidator, administrator, or administrative receiver appointed over substantially all of its property or assets or anything analogous to this occurs in any jurisdiction; and

13.2.4    In accordance with Sections 3.6.3 and 3.8 hereinabove.

13.3    Effects of Termination.

13.3.1    On termination of this Agreement under Section 13.2, each Party shall be obligated during the applicable termination notice period to perform all of its obligations under this Agreement. FRESENIUS shall fill the Purchase Orders already placed by TRANSMEDICS and accepted by FRESENIUS and TRANSMEDICS shall pay for the Products properly delivered under such Purchase Orders.

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13.3.2    If this Agreement is terminated by FRESENIUS as a result of TRANSMEDICS material breach, TRANSMEDICS shall reimburse FRESENIUS for the costs of Materials in FRESENIUS’ stock or on non-cancelable order on the date the Agreement terminates, up to six months supply of the most recent Forecast. FRESENIUS shall deliver such Materials to TRANSMEDICS for its own use or sale. Any such reimbursement shall be dependent on (i) FRESENIUS applying reasonable efforts to built off stock or cancel orders for Materials during the notice of termination period, (ii) FRESENIUS not being able to reasonably use the Materials for other products. Said reimbursement shall be invoiced by FRESENIUS to TRANSMEDICS within 30 days following the date on which the Agreement terminates or expires. The payment term of such invoice shall be net 30 days.

13.3.3    Termination, expiration, cancellation, or abandonment of this Agreement through any means and for any reasons shall not relieve the Parties of any obligation accruing prior thereto and shall be without prejudice to the rights and remedies of either Party with respect to any antecedent breach of any of the provisions of this Agreement.

13.3.4    Upon termination of this Agreement pursuant to Section 3.8, the provisions of Section 3.8.4 shall apply.

13.3.5    In addition, expiration or early termination of this Agreement shall not relieve either Party of its obligations incurred prior to such expiration or early termination. The following provisions shall survive expiration or early termination of this Agreement: Article 1 (Definitions); Section 8.4 (Late Fee), Article 11 (Indemnity and Insurance); Article 12 (Confidentiality); Article 13 (Term and Termination); Section 14.2(ii) (License of Process Improvements to Transmedics); Section 14.3 (Ownership of Joint Improvements); Section 18.1 (No Rights in Trademarks or Logos); Section 20.5 (Governing Law); and Section 20.6 (Dispute Resolution).

ARTICLE 14

MUTUAL BENEFIT AND OWNERSHIP OF TECHNOLOGY

14.1    Mutual Benefit. The Parties have the intention to establish a mutually beneficial relationship and therefore agree to implement a program aimed at manufacturing the Products more cost-effectively, for example by increasing the process yield or by reducing the cost of material. The Parties shall meet from time to time to define potential improvements, to set targets, and to discuss timelines for implementation of improvements. The purchase of Materials from alternative suppliers may be part of such discussion. Should such efforts lead to a cost reduction of the manufacturing of the Products, then FRESENIUS and TRANSMEDICS shall benefit from the net benefit of such cost reduction equally.

14.2    Improvements. Each Party shall solely own, and shall alone have the right to apply for patents and inventor’s certificates within and outside the United States on any Improvement which is conceived solely by such Party’s employees or consultants; provided, however, that (i) all Product Improvements shall be the sole property of TRANSMEDICS and FRESENIUS hereby irrevocably assigns and transfers to TRANSMEDICS all right, title and interest in and to all Product Improvements as they are made; and (ii) FRESENIUS hereby grants to TRANSMEDICS

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solely in the POPS Field a perpetual, irrevocable, royalty-free license under any rights it may have in the Process Improvements to make and have made the Products.

14.3    Joint Improvements. Improvements jointly made by employees or consultants of TRANSMEDICS and FRESENIUS (“Joint Inventions”) shall be jointly owned by TRANSMEDICS and FRESENIUS. For the avoidance of doubt, Product Improvements shall be the sole property of TRANSMEDICS and shall therefore not be deemed Joint Inventions. The Parties agree to share equally all profits or royalties derived from third-party licenses granted on such Joint Inventions which are not Product Improvements and are not licenses granted by TRANSMEDICS to have the Product made for TRANSMEDICS. Where appropriate, the Parties may engage outside counsel agreeable to both Parties (the costs of which shall be borne equally by the Parties) to represent them jointly in the prosecution of patent applications and the maintenance of patents with respect to Joint Inventions.

14.4    Cooperation in Patent Matters. Upon request, TRANSMEDICS and FRESENIUS shall each provide the other with reasonable assistance in obtaining patents and, if necessary, enforcing patent rights relating to Joint Inventions. In the event that either party wishes to seek patent protection with respect to any Joint Invention, it shall notify the other Party hereto. To that end, each Party agrees to assist the other in executing, verifying and delivering such documents and performance of such acts as may be reasonably requested by the other Party in applying for, obtaining, perfecting, evidencing, sustaining or enforcing the other Party’s rights in Joint Inventions. If both Parties wish to seek patent protection with respect to such Joint Inventions, the Parties shall agree which Party shall be responsible for conducting such activities with respect to a particular Joint Inventions. The Party conducting such activities shall keep the other Party fully informed as to the status of such patent matters, including, without limitation, by providing the other Party the opportunity, at the other Party’s expense, to review and comment on any proposed filing in any patent office relating to the Joint Inventions with sufficient time for such other Party to reasonably review and comment. The Parties will share equally all expenses and fees incurred by the Party responsible for the activities associated with the filing, prosecution, issuance and maintenance of any patent application and resulting patent for a Joint Invention. Any review costs incurred by the Party not responsible for the filing, prosecution, issuance and maintenance of any patent application and resulting patent shall be borne by such Party. Each Party shall (and shall ensure that its employees and contractors shall) work in every proper way to vest in both Parties good and marketable title to the Joint Inventions and assure both Parties’ rights in and to the information and data with respect to the Joint Inventions and the execution of all applications, specifications, oaths and all other instruments of consent, assurance, powers of attorney and other instruments as may be reasonably requested by the Party responsible for pursuing patent protection in order to apply for and obtain such rights, title and interest in and to the Joint Inventions and otherwise in order to carry out the purpose and intent of this Agreement.

14.5    Patent Prosecution by a Single Party. If only one Party wishes to seek patent protection with respect to such Joint Inventions in a country (“Prosecution Party”), it may file, prosecute and maintain patent applications and patents with respect thereto in both Parties’ name, at its own expense. In any such case, the Party declining to participate in such activities (“Non-Participating Party”) shall not be entitled to exploit or grant any third party a license under its interest in the applicable Joint Inventions until it has reimbursed the Prosecution Party for fifty percent (50%) of the prosecution, filing and maintenance costs incurred for the applicable Joint Inventions and

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continues to share equally in future prosecution, filing and maintenance costs for the applicable Joint Inventions. The Non-Participating Party shall (and shall ensure that its employees and contractors shall) assist the Prosecution Party or its designee at the Prosecution Party’s expense, but without additional compensation to the Non-Participating Party, in every proper way to vest in both Parties good and marketable title to the Joint Inventions and assure the Prosecution Party’s rights in and to the information and data with respect to the Joint Inventions and the execution of all applications, specifications, oaths and all other instruments of consent, assurance, powers of attorney and other instruments as may be reasonably requested by the Prosecution Party in order to apply for and obtain such rights, title and interest in and to the Joint Inventions and otherwise in order to carry out the purpose and intent of this Agreement.

14.6    Enforcement of Rights in Joint Inventions.

14.6.1    In the event that either Party becomes aware of any actual or threatened infringement, misappropriation, or other unauthorized use (“Infringement”) of any patents or other intellectual property rights arising from the Joint Inventions (“Joint Rights”), such Party shall promptly notify the other Party, and the Parties shall confer in good faith regarding the most appropriate actions to be taken with respect to such Infringement. Both Parties shall use reasonable efforts to cooperate with each other to terminate such Infringement without litigation.

14.6.2    If one Party brings an enforcement action relating to the Joint Rights (the “Initiating Party”), the other Party (the “Non-Initiating Party”) shall have the right to participate in such action as a co-plaintiff. In any event, each Party hereby agrees to cooperate reasonably in any such effort, and the Parties shall reasonably cooperate to address new facts or circumstances that come to light during the course of any action relating to the Joint Rights which may affect the need for the Non-Initiating Party to participate in such action. The Initiating Party may not settle any action brought under this Section 14.6.2, or take any other action in the course thereof, that adversely affects the Non-Initiating Party’s interest in the Joint Rights without the written consent of the Non-Initiating Party, such consent not to be unreasonably withheld, conditioned, or delayed.

14.6.3    If both Parties participate in the action to enforce the Joint Rights (by joining as plaintiffs), the expenses and costs of any such action and any damages or monetary award shall be shared equally. Unless otherwise agreed, if only one Party brings the action to enforce the Joint Rights, the costs and expenses shall be borne solely by the Initiating Party and any damages or monetary award shall belong solely to the Initiating Party.

ARTICLE 15

RELATIONSHIP OF THE PARTIES

It is not the intent of the Parties to form any partnership or joint venture with each other. Each Party shall, in relation to its obligations hereunder, act as an independent contractor, and nothing in this Agreement shall be construed to give the other Party the power or authority to act for, bind, or commit the other Party in any way whatsoever.

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ARTICLE 16

FORCE MAJEURE

16.1    Notice.

16.1.1    If the performance by a Party of any obligation under this Agreement other than the payment of money, is prevented, delayed or impaired by Force Majeure, such Party shall be excused from performance so long as such situation continues to prevent delay or impair performance, provided the Party claiming such excuse shall have promptly notified the other Party of the existence, nature, and potential duration of such cause and shall at all times use its reasonable efforts consistent with its normal business practices to resume a complete performance.

16.1.2    The affected Party will advise the other Party from time to time as to the progress in remedying the situation and as to the time when the affected Party reasonably expects to resume its obligations and shall notify the others as to the expiration of any Force Majeure as soon as the affected Party knows the date thereof.

16.2    Defined. “Force Majeure” shall mean an event beyond the reasonable control of a Party including, but not limited to, acts of God; acts, regulations, or laws of any government; war; civil commotion; strike, lockout or industrial dispute, whether or not relating to that Party’s work force, destruction of manufacture facilities or materials by fire, flood, earthquake, explosion or storm; epidemic and failure of public utilities or common carriers.

16.3    Remedy. If a Force Majeure event occurs, and if FRESENIUS shall be unable to supply the Products for commercial use in such quantities as TRANSMEDICS shall have ordered and in compliance with the delivery periods set forth in this Agreement and the Force Majeure is an event which hinders prevents or delays FRESENIUS from performing its responsibilities under this Agreement, FRESENIUS and TRANSMEDICS will consult with each other to determine what measures to take to solve the supply problem. Notwithstanding the foregoing, TRANSMEDICS will be excused from all obligations under any outstanding Forecast or Purchase Order as to which TRANSMEDICS has reason to believe FRESENIUS will not be able to fulfill within the times set forth therein.

ARTICLE 17

REPRESENTATIONS AND WARRANTIES

17.1    Of Both Parties. Each Party warrants and represents as of the Effective Date that such Party: (i) is authorized to enter into this Agreement; (ii) is aware of no legal, contractual or other restriction, limitation or condition that might affect adversely its ability to perform hereunder, provided that FRESENIUS does not warrant the absence of infringement of a third party’s intellectual property rights related to the use of the TRANSMEDICS Know-How; and (iii) is in good standing under the laws of each jurisdiction in which it is incorporated or engages in business activities.

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17.2    Of FRESENIUS. FRESENIUS warrants and represents that as of the Effective Date and at all times during the term of this Agreement that:

17.2.1    FRESENIUS has received all approvals required by all applicable Regulatory Agencies for the operation of the Facility as a cGMP manufacturing facility and necessary to operate the Facility in compliance with all applicable local laws, rules and regulations in Sweden.

17.2.2    All quantities of the Products supplied hereunder (i) shall meet the Product Specifications, (ii) shall be manufactured in accordance with Production Standards, and (iii) shall not be adulterated, misbranded or otherwise in violation of the U.S. Federal Food, Drug, and Cosmetic Act, and its foreign equivalents, as such laws exist at the time of shipment of such Product;

17.2.3    FRESENIUS’ manufacture of the Products shall adhere to all applicable governmental laws, rules and regulations relating to the manufacture of the Products in the United States and Europe;

17.2.4    All Products delivered to TRANSMEDICS shall be free and clear of any liens and/or encumbrances by any third party;

17.2.5    To the best of FRESENIUS’ knowledge, the manufacturing processes used to manufacture of the Products hereunder to the extent such process does not involve TRANSMEDICS Know-How does not infringe on any third party’s intellectual property rights.

17.2.6    Limitation on Warranty. EXCEPT AS EXPRESSLY STATED HEREIN, FRESENIUS AND TRANSMEDICS DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PURPOSE.

ARTICLE 18

TRADEMARKS AND LABELING

18.1    No Rights in Trademarks or Logos.

18.1.1    Other than for Labeling of the Products purchased by TRANSMEDICS, nothing in this Agreement gives FRESENIUS the right to use any TRANSMEDICS trademark, logo, trade name or design (a “Mark”) and FRESENIUS does not obtain any right, title or interest in any TRANSMEDICS Mark by virtue of this Agreement or the performance of services hereunder.

18.1.2    Nothing in this Agreement gives TRANSMEDICS the right to use any FRESENIUS Mark and TRANSMEDICS does not obtain any right, title or interest in any FRESENIUS Mark by virtue of this Agreement or the performance of obligations hereunder.

18.2    Labels. FRESENIUS shall supply all Labels for the Products and be responsible for insuring that all Labeling used in connection therewith shall conform to TRANSMEDICS’ written instructions. TRANSMEDICS agrees to provide Label copy and final written approval on all final Labeling and shall be responsible for ensuring the accuracy of all information contained on all

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artwork for Labels, Labeling and advertising and promotional material for the Products and for the compliance of all such Labels, Labeling and advertising and promotional material with all applicable laws and Regulatory Approvals. Should TRANSMEDICS desire or be required to make any change in any such Label or Labeling, TRANSMEDICS shall be responsible for the updating of all artwork and text associated with such change and providing such changes to FRESENIUS. FRESENIUS shall make all necessary arrangements for such changed Labels or Labeling to be printed and shall provide to TRANSMEDICS printer’s proofs for TRANSMEDICS’ review and written approval. TRANSMEDICS shall promptly either provide FRESENIUS with any necessary corrections thereto or notify FRESENIUS in writing of its approval of such proofs. FRESENIUS shall maintain, for audit, a record of all changes and the corresponding TRANSMEDICS approval records. FRESENIUS shall be responsible for insuring that all incoming Labeling is compliant to the approved printer’s proofs.

ARTICLE 19

REGULATORY COMPLIANCE/COMPLAINTS

19.1    Marketing Approval. TRANSMEDICS shall be solely responsible for completing and maintaining all marketing applications required by the regulatory authorities in order to allow the marketing and sale of the Products including but not limited to, all changes to the regulatory filings and dossiers as a result of a change in manufacturing site or modifications to the production process that were approved by TRANSMEDICS prior to implementation.

19.2    Product Complaints and Adverse Event Reporting.

19.2.1    In the event TRANSMEDICS receives a manufacturing or Labeling complaint regarding the Products, TRANSMEDICS shall promptly notify FRESENIUS in writing of such complaint.

19.2.2    FRESENIUS shall notify TRANSMEDICS within twenty-four (24) hours of receipt of any product complaint or report of any adverse reaction FRESENIUS receives from any third party. FRESENIUS shall provide TRANSMEDICS with such assistance, which is reasonably expected of contract manufacturers in responding to such complaints.

19.2.3    TRANSMEDICS shall be responsible for the reporting of, and for responding to, such complaints, in compliance with all applicable laws and regulations governing such complaints.

19.2.4    At the request of FRESENIUS, TRANSMEDICS shall ship samples of any Products, which are the subject of a complaint, to FRESENIUS, if available to allow FRESENIUS to analyze the validity of a complaint.

19.2.5    TRANSMEDICS shall be solely responsible for responding to third parties regarding complaints. FRESENIUS shall investigate all Product quality complaints it receives from TRANSMEDICS and related to the manufacturing or Labeling of the Products, and shall provide TRANSMEDICS with a written report within ten (10) days after receipt of the complaint sample, if such is requested by TRANSMEDICS. FRESENIUS shall use its best efforts to respond to, analyze and correct any situation giving rise to any such complaint, and shall immediately

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correct any error, deficiency or regulatory non-compliance in the Facility or otherwise affecting FRESENIUS’ manufacture, storage, Labeling or shipment of the Product.

ARTICLE 20

MISCELLANEOUS

20.1    Entire Agreement.

20.1.1    This Agreement together with all Exhibits, including, without limitation, the Quality Agreement, constitutes the entire agreement between the Parties hereto relating to the subject matter hereof and no modification, change or amendment to this Agreement shall be binding upon TRANSMEDICS or FRESENIUS except in writing of subsequent date signed by an authorized officer or representative of each of the Parties hereto.

20.1.2    Each Party acknowledges that in entering into this Agreement it is not relying upon any representation, warranty, promise or assurance made or given by the other Party, whether or not in writing, at any time prior to the execution of this Agreement, which is not set out expressly in this Agreement. provided that this shall not exclude any liability which either Party would otherwise have to the other in respect of any statements made fraudulently by that Party prior to the date of this Agreement. In the event of any conflict between this Agreement and the terms of the Quality Agreement, unless such terms pertain the quality standards of the Products, the terms of this Agreement shall prevail.

20.2    Non-Disclosure of Terms. The Parties agree that the terms of this Agreement constitute Confidential Information, and neither shall publish or disclose the terms or the existence of this Agreement unless with the written consent of the other Party.

20.3    Assignment.

20.3.1    Neither Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be withheld or delayed unreasonably; provided, however, that (a) either Party may assign this Agreement, in whole but not in part, without such consent, to one of its Affiliates or, subject to Section 4.11, to an assignee who acquires all or substantially all of such Party’s business, business division relevant to the Products, the Product line the Products or in the event of such Party’s merger or consolidation or similar transaction; and (b) the assigning Party shall promptly notify the non-assigning Party of any such assignment. Any permitted assignee shall assume all obligations of its assignor under this Agreement. No assignment shall relieve any Party of responsibility for the performance of any obligation hereunder.

20.3.2    This Agreement shall be binding upon and inure to the benefit of each of the Parties and its successors and permitted assigns.

20.4    Compliance with Law. Except as otherwise stated above, in performing this Agreement, each Party shall comply with all applicable treaties, laws and regulations and shall not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such treaty, law or regulation.

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20.5    Governing Law. This Agreement and the legal relations between the Parties hereunder shall be construed, interpreted and governed by the laws of England and Wales. For purposes of this Agreement, the U.N. Convention on Contracts for the International Sale of Goods shall not apply.

20.6    Dispute Resolution. Any dispute, controversy or claim arising out of or in connection with this Agreement, including any question regarding its formation, existence, validity, enforceability, performance, interpretation, breach or termination, shall be finally resolved under the Rules of Arbitration of the International Chamber of Commerce by one arbitrator appointed in accordance with said rules. The place of arbitration shall be London, England. The language of the arbitration shall be English.

20.7    Notices.

20.7.1    All notices hereunder shall be in writing and shall be: (a) delivered personally; (b) mailed by registered or certified mail, postage prepaid; (c) sent by overnight courier; or (d) sent by facsimile or express mail to the following addresses of the respective Parties:

If to TRANSMEDICS:

TransMedics Inc, Attn. Waleed Hassanein, 200 Minuteman Road,

Suite 302, Andover, MA 01810, USA. Tel. +1978552 0900,

Fax. +1 978 685 9562

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP, Attn. David E.

Redlick, Esq., 60 State St., Boston, MA, 02109, USA. Tel. +1 617

526 6434, Fax +1 617 526 5000

If to FRESENIUS:

Fresenius Kabi AB, Att. Magnus Kolsmyr, Rapsgatan 7, 754 50

Uppsala, Sweden. Tel. +46 18 64 4000, Fax: +46 18 64 49 03.

With a copy to:

Fresenius AG, Att. General Counsel, Else-Kröner-Straße 1, 61352

Bad Homburg v. d. H., Germany, Tel.: + 49 (0) 6172 6080,

Fax:+ 49 (0) 6172 608 2251.

20.7.2    Notice shall be effective: (a) upon receipt if personally delivered; (b) on the fifth (5th) Business Day following the date of mailing if sent by registered or certified mail; (c) on the third (3rd) Business Day following the date of delivery to the express mail service or the overnight couriers if sent by express mail, and (d) on the first Business Day following the date of transmission sent by facsimile. A Party may change its address listed above by sending notice to the other Party.

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20.8    Severability. If any provision of this Agreement for any reason shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision hereof, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

20.9    Interpretation. When a reference is made in this Agreement to Articles or Exhibits, such references shall be to an Article or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings if any, contained in this Agreement have been inserted for convenience of reference only and shall not be relied upon in construing this Agreement. Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine and neuter unless the context clearly requires otherwise.

20.10    Waiver. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing and signed by authorized representatives of both Parties. Failure by either Party to enforce any of its rights under this Agreement shall not be construed as a waiver of such rights nor shall a waiver by either Party in one or more instances be construed as constituting a continuing waiver or as a waiver in other instances.

20.11    Counterparts. This Agreement may be executed in two (2) original counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

20.12    Joint Work Product. This Agreement is the joint product of TRANSMEDICS and FRESENIUS, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the Parties and their respective legal counsel and advisers and any rule of construction that a document shall be interpreted or construed against the drafting Party shall not be applicable.

IN WITNESS WHEREOF, each Party has caused this Supply Agreement to be executed by its duly authorized officer on the date written below.

TRANSMEDICS, INC.		FRESENIUS -KABI AB

By:	/s/ Waleed H. Hassanein	By:	/s/ Christoph Funke

Name:	Waleed H. Hassanein	Name:	Christoph Funke

Title:	President & CEO	Title:	Managing Director

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

1.	INTRODUCTION

2.	SCOPE

3.	OBJECTIVE

4.	ORGANIZATION

5.	TIME SCHEDULE

6.	EXECUTION

7.	PROJECT DELIVERABLES

8.	REFERENCES

9.	DISTRIBUTION LIST

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

1.	INTRODUCTION

TransMedics, Inc. has elected to utilize Fresenius Kabi as a contract manufacturer for solutions associated with TransMedics’ Portable Organ Preservation System. The intended use of the system is to support and maintain a donated organ in a near-normal physiological state during transportation for eventual transplantation into a recipient patient.

Fresenius Kabi will assist in a Development Phase and a Supply Phase for the manufacture of priming and maintenance solutions. During the Development Phase Fresenius Kabi will develop a process to manufacture and analyze the solutions according to specifications approved by TransMedics, Inc. Upon authorization by TransMedics, Inc., Fresenius Kabi will proceed with manufacture and analysis of stability and clinical batches. The target shelf life of the solutions will be two years. During the Supply Phase, Fresenius Kabi will manufacture and supply solutions to TransMedics, Inc. in quantities ordered by TransMedics, Inc. During the Development and initial Production Phases Fresenius Kabi may conduct manufacturing activities in the Pilot Plant. Based upon future requirements, the production process may be transferred to the Large-Scale Plant.

2.	SCOPE

The project scope includes the following:

•	Development of a suitable system for production of priming and maintenance solutions.

•

Methods set-up for analysis of raw materials to United States Pharmacopeia (USP) and European Pharmacopeia (EP) Standards, where applicable. The USP Standard will be utilized whenever both standards are available for a particular raw material.

•	Analysis of raw materials.

•	Method validation and analysis of the finished product(s) for stability programs and product release according to specifications approved by TransMedics, Inc.

•

Assure that all systems are in place to assure that production equipment is suitable and validated to ensure compliance with cGMPs. Although TransMedics, Inc. intends to register the products as a Medical Device, all efforts that are undertaken for development of the solutions should fulfill the requirements for a finished pharmaceutical product.

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

3.	OBJECTIVE

In utilizing Fresenius Kabi in the Development and Supply Phases, specific objectives include but are not limited to:

•	Validate analytical methods for analysis of finished product under stability programs and product release.
•	Manufacture batches for a formal stability program in March 2005.
•	Initiate the formal stability program in March 2005.
•	Manufacture a batch to be used in clinical trials in March/April 2005.
•	Launch the product in Europe during second half of 2005.
•	Launch the product in USA during 2006.

4.	ORGANIZATION

The TransMedics, Inc. Project Team includes:

[***]

[***]

[***]

The Fresenius Kabi Project Team includes:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

5.	TIME SCHEDULE

A detailed time plan will be generated by Fresenius Kabi for tracking goals and achievements. TransMedics, Inc. will be provided with a copy of the time plan. Regular updates will be provided by Fresenius Kabi on milestone achievements and any required alteration to the milestone schedule.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

The important milestones are:

•	Feasibility batch manufacture Dec 2004
•	Pre-clinical batch/stability batch manufacture March 2005
•	Clinical Trial batch release April 2005*
•	Commercial production start August 2005*

The achievements marked * require authorization by authorized representatives of TransMedics, Inc. and Fresenius Kabi prior to initiation. The parties hereby acknowledge that some of the work contemplated herein has already been completed or is in progress. The table attached as Appendix I to this Exhibit A shows the work already completed or in progress, along with accountings for the number of hours worked for each part of the Development phase, the number of hours for which TransMedics has been invoiced, and the number of hours for which TransMedics has already paid, as of the date of Appendix I.

6.	EXECUTION

The project activities are:

•	Purchasing of raw materials and bags
•	Optimization and validation of equipment prior to stability batches
•	Set up of methods for analysis of raw materials
•	Qualification/Validation of raw material methods
•	Set up and validation/qualification of finished product analytical methods
•	Validation of microbiological methods
•	Preparing documentation for batch records
•	Manufacturing of batch for pre-clinical testing
•	Manufacturing of batches for stability testing
•	Set up of stability testing program including multiple temperature conditions, light stability and transport stability
•	Compiling of documentation for registration purposes according to specifications from TransMedics, Inc.
•	Manufacturing of batch for clinical testing
•	Commercial manufacturing

7.	PROJECT DELIVERABLES

The deliverables to be supplied to TransMedics, Inc. include documents describing preliminary project activities conducted by Fresenius Kabi for laboratory trials, production records for all manufactured batches, and analytical records for feasibility, stability, clinical and supply batches.

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

Further, TransMedics, Inc. will be provided with deliverables to support it’s registration efforts and project monitoring.

The documents include:

•	Method Validation Reports for non USP methods
•

Interim Stability Study reports for relevant sampling time-points. The reports will include data from real-time stability studies, accelerated stability studies, light stability studies and transport stability studies, as appropriate. Priming solution data and maintenance solution data will be reported separately. Analytical data from each time point will be included in each report. A final report will be issued upon completion of the study.

•	From each sampled time point analytical data will be submitted as soon as the data is available.
•	Device Master File documents include but may not be limited to:

o	Personnel responsible for QC Testing
o	Raw Materials descriptions including manufacturers, specifications and analytical methods
o

Finished Product descriptions including components, manufacturers, method of manufacture and packaging, specifications, analytical methods, and stability of individual solutions as well as mixed solutions

o	Packaging Material descriptions including integrity descriptions, material specifications, manufacturing methods, and material specifications and test methods
o	Letter of authorization
o	Method validation reports of raw materials, finished product, and packaging materials
o	Environmental assessments
o	Validation of sterilization cycle

•	Transfer documents for specifying one chamber bag, two chamber bag, ports, overpouches, manufacturing process, general inspection and bag integrity report
•	Risk analysis
•	Validation plan and report
•	Box specifications

TransMedics, Inc. may require product throughout the Development and Supply phases in order to conduct internal trials using the Priming and Maintenance solutions. Batches shall be produced so that the stability study program can be executed as if the product were a pharmaceutical.

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

All documentary deliverables will be provided by Fresenius to TransMedics in English.

8.	REFERENCES

Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General, 21 CFR, Part 210.

Current Good Manufacturing Practice for Finished Pharmaceuticals, 21 CFR, Part 211.

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Development and Supply Agreement - TransMedics, Inc.

Exhibit A - Project Plan

9.	DISTRIBUTION LIST

This document is an appendix to the supply contract and an updated copy shall be included in the copy held by each party.

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Exhibit B

Manufacturing process

1.	PRODUCTION CONDITIONS

Manufacturing is carried out according to the European Union Pharmaceutical Legislation for Good Manufacturing Practices and the US Code of Federal Regulations, 21 CFR parts 210 and 211.

The manufacturing process is carried out by means of sanitized equipment and under clean conditions. To prevent oxidation the preparation and filling process is carried out under supply of nitrogen. Equipment cleaning is verified prior to each production campaign. Batch records and Fill records are prepared prior to each production campaign and are completed throughout the production process.

[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Manufacturing process

2	SOLUTION PRODUCTION

Priming solution

A.	[***]
B.	[***]
C.	[***]
D.	[***]
E.	[***]
F.	[***]

Maintenance solution B-Amino acid solution

A.	[***]
B.	[***]
C.	[***]
D.	[***]
E.	[***]

Maintenance solution B-Dextrose

A.	[***]
B.	[***]
C.	[***]
D.	[***]
E.	[***]
F.	[***]

3	FILLING

A.	[***]
B.	[***]
C.	[***]
D.	[***]
E.	[***]

4	STERILISATION

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Manufacturing process

A.	[***]
B.	[***]
C.	The sterilisation process is controlled, monitored and recorded by calibrated equipment.

5	FINISHING

Sterilised bags are visually inspected for unusual appearance and packaged in cartons.

6	CLEANING OF EQUIPMENT

All equipment that comes into contact with the product is cleaned after use.

7	REFERENCES

21 CFR Part 210- Current Good Manufacturing Practice in Manufacturing, Processing, Packing Holding of Drugs; General

21 CFR Part 211- Current Good Manufacturing Practice for Finished Pharmaceuticals

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INTERCOMPANY QUALITY AGREEMENT

Fresenius Kabi AB

Rapsgatan 7

SE-751 74 Uppsala

(hereinafter called ’’Fresenius”

Approved by:    /s/ Ulla Sterning Ericsson                                         Date:    2005    06    29

Ulla Sterning Ericsson

QA Director Fresenius

Kabi AB

AND

TransMedics Inc.

200 Minuteman Road, Suite 302

Andover, MA 01810

(hereinafter called “TransMedics”)

Approved by:    /s/ Waleed Hassanein                                             Date:    6/7/05

Waleed Hassanein

President & CEO

TransMedics

CONFIDENTIAL	1

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1. QUALITY AGREEMENT		4

1.1.	Purpose	4

1.2.	Relationship to the DEVELOPMENT AND SUPPLY AGREEMENT	4

2. PRODUCTS		4

3. ADMINISTRATIVE INFORMATION		4

4. DURATION OF QUALITY AGREEMENT		5

5. MANUFACTURING cGMP COMPLIANCE		5

5.1.	General	5

5.2.	Premises	5

5.3.	cGMP Guidelines	5

5.4.	Materials	6

5.5.	Materials Procured bv Fresenius	6

5.6.	Standard Operating Procedures	6

5.7.	Methods Validation Certification	6

5.8.	Batch Numbers	7

5.9.	Dates of Manufacture and Expiration	7

5.10.	Manufacturing and Equipment Data	7

5.11.	Storage and Shipment	7

6. PRODUCT TESTING		8

6.1.	General	8

6.2.	In-Process and Finished Product Testing	8

6.3.	Retain Samples	8

6.4.	Routine Stability Program	9

6.5.	Out-of-Specification (QQS1 Investigations	9

7. QUALITY ASSURANCE		9

7.1.	Investigations	9

7.2.	Batch Disposition	10

7.3.	Product Release	10

7.4.	Product Complaints and Recalls	12

7.5.	Records Retention	12

7.6.	QA Presence in the Manufacturing Facility	12

8. REGULATORY		12

8.1.	Regulatory Inspections	12

8.2.	Regulatory Actions	13

8.3.	Regulatory Affairs	13

8.4.	Right to Audit	13

8.5.	Audit Closeout	14

9. DISPUTE RESOLUTION		14

9.1.	Non-Conformitv Dispute	14

9.2.	Test Result Dispute	14

10. CHANGE MANAGEMENT		15

10.1.	Changes for Commercial PRODUCTS	15

10.2.	Technical and cGMP Impact Assessment	15

10.3.	Scope	16

11. PRODUCT AND PROCESS VERIFICATION/VALIDATION		16

11.1.	Process Verification	16

11.2.	Process Validation	16

11.3.	Cleaning Validation	16

11.4.	Equipment, Computer, Facility and Utilities Qualification	16

11.5.	Laboratory Qualification	17

12. ANNUAL REVIEW, ANNUAL REPORT AND DRUG LISTING		17

12.1.	Annual Review	17

12.2.	Annual Report	17

12.3.	Drug Listing	17

13. APPENDIX 1 – OUTLINE OF RESPONSIBILITIES		18

CONFIDENTIAL	2

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1.	QUALITY AGREEMENT

1.1.	Purpose

This INTERCOMPANY QUALITY AGREEMENT (this “Quality Agreement’) defines the roles and responsibilities of TransMedics and Fresenius with respect to the quality assurance of the PRODUCTS referenced in the PRODUCT DEVELOPMENT AND SUPPLY AGREEMENT entered into by and between TransMedics and Fresenius, dated as of xxx (the “DEVELOPMENT AND SUPPLY AGREEMENT”).

This Quality Agreement also defines how TransMedics’s Quality Operations and Fresenius’s Quality Department will interact with each other.

1.2.	Relationship to the DEVELOPMENT AND SUPPLY AGREEMENT

This Quality Agreement shall be attached to and made a part of the DEVELOPMENT AND SUPPLY AGREEMENT.

In the event of a conflict between any of the provisions of this Quality Agreement and the DEVELOPMENT AND SUPPLY AGREEMENT, the provisions of this Quality Agreement shall govern.

All capitalized terms, unless otherwise set forth below, shall have the meanings set forth in the DEVELOPMENT AND SUPPLY AGREEMENT.

2.	PRODUCTS

The PRODUCTS prepared by Fresenius for TransMedics are set forth in the DEVELOPMENT AND SUPPLY AGREEMENT.

3.	ADMINISTRATIVE INFORMATION

Fresenius contact names: See Appendix II

TransMedics contact names: See Appendix II

Emergency contact names and numbers, during and outside working hours:

Fresenius:

Name:    Ulla Sterning Ericsson

Title:      QA Director

Work:    +46 8 581 78 041 / +46 703 96 17 49

e-mail ulla.sterning-ericsson@fresenius-kabi.com

TransMedics:

Name:    [***]

Title:      Manager, Solution Development

Work:    [***]

e-mail    [***]

CONFIDENTIAL	4

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Either party may appoint alternate or additional individuals to receive communications by written notice to the other party.

4.	DURATION OF QUALITY AGREEMENT

The Quality Agreement will expire upon the later of the termination of the DEVELOPMENT AND SUPPLY AGREEMENT or fulfillment of the last open order of PRODUCT. The Quality Agreement will be reviewed annually to ensure that the roles and responsibilities reflect current practice. This Quality Agreement can be modified as needed with the written approval of both parties.

5.	MANUFACTURING cGMP COMPLIANCE

5.1.	General

The manufacturing operations for the PRODUCTS to be performed by Fresenius are defined in the DEVELOPMENT AND SUPPLY AGREEMENT and Fresenius’s and TransMedics’s respective responsibilities are specified in Appendix 1 of this document.

5.2.	Premises

Fresenius will manufacture the PRODUCTS at its facilities located in Uppsala, Sweden. Fresenius may not change the site of manufacture or testing operations without the prior written consent of TransMedics, which will not be unreasonably withheld, and receipt of all requisite regulatory approvals and provided that Fresenius’s ability to supply the PRODUCTS will not be adversely affected. All costs resulting from the change of manufacturing site, including additional costs related to the manufacture of the PRODUCTS, shall be borne by Fresenius. The premises and equipment used to manufacture the PRODUCTS, will be maintained according to current regulatory requirements, cGMP guidelines and as otherwise agreed to by the parties.

The manufacture of the PRODUCTS will be conducted in a suitably controlled environment; and such facilities will be regularly monitored for parameters critical to the process to demonstrate compliance with applicable cGMP guidelines and any conditions registered in the REGULATORY APPROVAL for the PRODUCTS.

Fresenius will maintain controlled access to the premises where the PRODUCTS and MATERIALS are manufactured, tested and stored. Visitors should sign in or have controlled access to all facilities.

5.3.	cGMP Guidelines

cGMP guidelines shall include the principles detailed in the US Current Good Manufacturing Practices (21 CFR 210 and 211) and any other similar regulations in other countries in which REGULATORY APPROVAL has been obtained that cover the

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standards of manufacture for any product intended for human use, as well as the Product Specifications, REGULATORY APPROVAL and any applicable product license, ANDA or NDA application, pharmacopoeia or formulary requirements.

5.4.	Materials

Fresenius will ensure that only raw materials and components that have been tested in accordance with the Material Specifications are used.

5.5.	Materials Procured bv Fresenius

Fresenius is responsible for auditing and qualifying vendors of actives, raw materials and components used in PRODUCTS and will provide TransMedics with a Certificate of Conformance statement for such vendors when requested. Fresenius will audit raw material vendors/suppliers at regular intervals according to a defined program. The identity of the vendors/suppliers audited, the date of audit and final audit reports will be available for review by TransMedics upon request.

Fresenius is responsible for ensuring that all materials and components procured by Fresenius for use in the PRODUCTS are in compliance with the Material Specifications. Raw materials are given a retest date upon the satisfactory completion of all initial testing. Re-testing will be performed at defined time intervals to ensure the chemical and physical stability of the raw materials.

TransMedics shall provide the FDA approved text for all labeling materials (including package insert). TransMedics may request revisions to labeling as they determine needed. TransMedics will maintain original documentation according to record retention procedures consistent with FDA requirements. Fresenius will maintain a file documenting TransMedics’s approval of printers’ proofs.

5.6.	Standard Operating Procedures

Fresenius is responsible for establishing and maintaining compliance with any SOPs required to manufacture, test and store the PRODUCTS and MATERIALS at Fresenius and to support applicable cGMPs.

5.7.	Methods Validation Certification

Fresenius is responsible for providing to TransMedics a Certification of Methods Validation Compliance for all critical methods practiced by Fresenius (raw materials testing, in- process product testing, product batch release, component and product stability and cleaning validation). The certifications should state, ’’The methods are appropriate for the intended purpose, are validated per relevant regulatory guidelines and are readily available in case of a regulatory inspection.’’

CONFIDENTIAL	6

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5.8.	Batch Numbers

A unique tracking number will be assigned to each batch and each solution type prior to undertaking manufacturing activities. The batch number and the code number follow the material throughout the manufacturing process. The numbers are recorded in the batch records. This assures that the origin, receipt, the testing and the release of the material can be verified at any time and complete traceability of the material is achieved.

5.9.	Dates of Manufacture and Expiration

The date of manufacture of a PRODUCT will be defined as the date that the raw materials are first placed together into a mixing vessel. Expiration dates are computed from the date of manufacture, and are listed in month/year format.

Fresenius will calculate the expiry date from the date of manufacture using the currently approved expiry period. The expiration date will be the last day of the month computed above.

5.10.	Manufacturing and Equipment Data

Fresenius is responsible for keeping records of equipment usage (previous PRODUCT produced in non-dedicated equipment), cleaning and any maintenance and/or calibration performed.

5.11.	Storage and Shipment

Fresenius will store the PRODUCTS under cGMP conditions with appropriate temperature control, and ensure that appropriate controls are in place to prevent interference, theft, product contamination and mixture with any other products or materials. Fresenius will be responsible for affixing all labels, container sealing and integrity, storage and shipping conditions for the PRODUCTS.

Fresenius will maintain proper segregation of the PRODUCTS. TransMedics shall be permitted to review Fresenius’s segregation system. Different lots of single PRODUCT or different types of products will not be mixed on a pallet.

Fresenius will suitably pack the PRODUCTS in appropriate shippers for transit.

Fresenius will ensure that during packaging, storage and shipment of the PRODUCT there is no possibility of deterioration, contamination or admixture with any other materials. Protocols for testing of packaging components shall be mutually agreed upon by the Parties. Fresenius will only deliver PRODUCTS FCA to TransMedics carrier, or as otherwise agreed to by the parties in writing.

CONFIDENTIAL	7

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Only approved, finished PRODUCTS will be shipped by Fresenius to TransMedics, except as otherwise provided. Fresenius will not ship any PRODUCT that is unapproved or under quarantine, unless mutually agreed by the parties.

6.	PRODUCT TESTING

6.1.	General

Fresenius shall be responsible for ensuring that the PRODUCTS are manufactured in accordance with the manufacturing formula set forth in the PRODUCTION STANDARDS. No changes may be made to the formula without the prior written consent of TransMedics. The testing activities for the PRODUCTS are to be performed by Fresenius as set forth in Exhibit E and defined in the DEVELOPMENT AND SUPPLY AGREEMENT. Following Fresenius’s release of the PRODUCTS to TransMedics, the TransMedics Quality Assurance will be responsible for inspecting PRODUCTS delivered by Fresenius and accepting or rejecting products manufactured by Fresenius, in accordance with TransMedics’s SOP and as set forth below.

Fresenius shall ensure that all in-process and finished PRODUCT tests are conducted according to approved standard operating procedures and that such testing is documented and Fresenius shall retain all documents relating to such testing as hereafter set forth.

6.2.	In-Process and Finished Product Testing

All testing must be done in accordance with Exhibit E and under cGMP guidelines.

TransMedics may perform confirmatory testing during the initial release of the PRODUCTS. Periodically thereafter, TransMedics may test material to confirm the Fresenius data.

6.3.	Retain Samples

Fresenius will retain samples of the raw materials used in the manufacture of the PRODUCTS for a period of no less than three years following the labeled expiration date of that component. The amount of sample retained will be at least twice the amount necessary to carry out all of the tests required to determine if the material meets its specifications, with the exception of sterility and endotoxin testing.

Fresenius will retain samples of the PRODUCTS for at least one year beyond the expiry period. The amount of sample retained will be twice the quantity required to carry out all of the tests required to determine if the material meets its specifications, with the exception of sterility and endotoxin testing.

Fresenius will notify TransMedics prior to the destruction of any PRODUCT designated as Clinical Trial Material involved in clinical trials in which TransMedics was engaged.

CONFIDENTIAL	8

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6.4.	Routine Stability Program

Fresenius is responsible for maintaining a routine stability testing program for the PRODUCTS and will provide a stability report to TransMedics annually. The stability program will be in compliance with the Production Standards and Testing Specifications committments. One lot of each product will be placed on stability each year. The stability program will generally follow ICH guidelines and will be subject to approval by TransMedics. Fresenius shall obtain TransMedics written consent prior to initiating any changes to the stability protocol for any PRODUCT.

Fresenius shall bear the costs for the ongoing stability, which is planned to be one batch per year after the year in which commercial launch of a PRODUCT occurs. Costs for additional stability studies requested by TransMedics should be borne by TransMedics.

Any confirmed problems that arise as a result of the stability program will be communicated by Fresenius to TransMedics in writing within ten (10) business days.

6.5.	Out-of-Specification (QQS1 Investigations

Fresenius is responsible for investigating any testing performed by Fresenius that fails to meet specifications. Each investigation will be reviewed by Fresenius’s designated Quality person or by the Qualified Person assigned delegate and will follow internal procedures that are in accordance with regulatory guidelines.

Fresenius will record any accidental deviations from the manufacturing process and/or testing of the PRODUCT in the batch/testing records and Fresenius shall inform TransMedics of any confirmed OOS result with respect to any PRODUCT or MATERIAL anticipated to be used in the manufacturing process.

7.	QUALITY ASSURANCE

7.1.	Investigations

Any deviation from the process or OOS result will be carefully documented and investigated by Fresenius Quality Assurance and appropriate area management, in accordance with controlling Fresenius SOPs. The investigation must document that any failure has not jeopardized the safety, efficacy or quality of the PRODUCT. To support this assurance, additional sampling, testing and checks may be required and these must be recorded in the batch file. Fresenius will perform any additional testing, stability and validation that are necessary as a result of any such investigation. Fresenius will keep TransMedics informed of the conduct and progress of such work if shipping schedules will be impacted.

TransMedics will be notified in advance of all investigations that could impact product quality. A copy of the final investigation report will be included in the Release

CONFIDENTIAL	9

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Documentation package provided to TransMedics. Fresenius shall keep TransMedics informed of the conduct and progress of any investigation that has a quality impact on the PRODUCTS.

Fresenius will notify TransMedics if any problems are discovered that may impact PRODUCT batch(es) previously shipped to TransMedics.

7.2.	Batch Disposition

For each batch, Fresenius will provide release documentation as defined in Appendix 111 which complies with the provisions set forth herein.

Fresenius will provide a standard Certificate of Analysis indicating the test results and specification of each test performed, as well as a signed Certificate of Compliance confirming that the PRODUCTS have been manufactured, tested and stored according to the requirements of the Master Production Record, and in conformance to the Production Standards.

Fresenius will provide copies to TransMedics of the batch documentation (Manufacturing Work Order and Packaging Work Order) for the first three commercial lots and one per year thereafter.

7.3.	Product Release

Fresenius shall ensure and certify that the PRODUCT has been made in accordance with the Production Standards by reviewing all manufacturing and control information prior to release of the PRODUCT.

Shipment of the PRODUCTS to TransMedics, once dispositioned as “released” by Fresenius and delivered to TransMedics’s carrier, is the responsibility of TransMedics’s quality department. Acceptance or rejection of released PRODUCT will be undertaken by TransMedics, based on TransMedics’s internal procedures (as set forth below), and the full document package provided by Fresenius, and completion of any release testing required by TransMedics Quality Assurance.

Product Release Procedure

1.	Fresenius will provide the following items to TransMedics Quality Assurance:

–

A Certificate of Analysis (COA), executed by Fresenius, confirming that the PRODUCT has been tested, and meets the registered specifications. Test specifications and test results must be included for each test. The COA shall also contain the information set forth in Appendix III;

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–

A Certificate of Compliance (COC) (Not required if statement of cGMP compliance is on COA) executed by Fresenius stating the PRODUCT has been manufactured in accordance with the approved Batch record and listing all deviations and investigations related to the Batch and confirming that all deviations and investigations related to the Batch were completed in compliance with applicable SOP’s, and the Quality Requirements. The COC shall also contain the information set forth in Appendix III.

–	Any Quality-Analytical Investigation Report or any other significant deviation investigations related to the batch.

2.

Upon receipt of finished product at its indicated distribution center, TransMedics QA will perform an appropriate statistical sampling of received product. The inspection will include verification of visual properties and label integrity.

3.

Upon review of Fresenius documents, the TransMedics QA will either (i) reject the PRODUCT for non-conformance or (ii) accept the PRODUCT subject to its rights under the DEVELOPMENT AND SUPPLY AGREEMENT and issue authorization for distribution.

Batch Record Review Procedure

Validation batches: Fresenius is responsible for providing TransMedics with a validation package that includes: (1) the validation protocol, (2) full batch document packages, (3) all validation data and (4) validation report for all validation batches of the PRODUCT manufactured. TransMedics shall have the right to review the protocol and report on request.

Requests for full documentation. Fresenius commits to providing TransMedics with a full document package within ten (10) business days if requested by TransMedics for PRODUCT quality concerns, any regulatory reasons (e.g., Batch Recall) or unsatisfactory audit report.

Any problem discovered by TransMedics likely to cause rejection of the PRODUCTS will be communicated to Fresenius within 15 days from receipt of the full release documentation package in accordance with Article 9 of the DEVELOPMENT AND SUPPLY AGREEMENT (see Appendix III).

TransMedics is responsible for investigating any claims of Hidden Defects and shall report Hidden Defects discovered by or reported to it in accordance with Section 12.2.4 of the DEVELOPMENT AND SUPPLY AGREEMENT and will notify Fresenius of any complaint it receives which may impact the PRODUCT quality and may result from

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manufacturing. Fresenius will provide an immediate response and a report within a maximum period of two (2) weeks from the notification.

7.4.	Product Complaints and Recalls

TransMedics, or their distribution partner, is responsible for receiving and initially evaluating any PRODUCT complaints. TransMedics will promptly notify Fresenius of all technical complaints received. TransMedics is responsible for reporting complaints to the appropriate regulatory authority, including adverse drug events reports.

Fresenius is responsible to notify TransMedics immediately of any issues that could result in a PRODUCT recall. PRODUCT issues arising from stability data or other manufacturing issues that meet Field Alert Report criteria will be communicated by Fresenius to TransMedics in writing within five (5) business days.

TransMedics, with data and assistance provided by Fresenius as may be reasonably requested by TransMedics, is responsible for filing Field Alerts. Recalls of the PRODUCTS will be conducted in accordance with all applicable laws and regulations; provided, however, that the final decision concerning any recalls and the conduct of any recall shall be made by TransMedics, with such assistance by Fresenius as may be reasonably requested by TransMedics.

7.5.	Records Retention

Fresenius will retain, at a minimum, batch production records for the PRODUCTS and materials for five (5) years from manufacture of lots. TransMedics will be notified in advance and provide written authorization prior to the destruction or transfer of any documents related to the development or manufacture of the PRODUCTS.

TransMedics Validation records will be indefinitely maintained.

7.6.	QA Presence in the Manufacturing Facility

Fresenius will maintain adequate QA presence in the manufacturing facility during the manufacture of the PRODUCTS to ensure compliance with cGMPs.

8.	REGULATORY

8.1.	Regulatory Inspections

Fresenius will inform TransMedics (within 24 hours) with notice of any upcoming regulatory inspections that may involve or affect the manufacture of the PRODUCTS and permit a representative from TransMedics Quality Assurance to be present when such inspections occur; provided such inspections may proceed without the presence of a representative from TransMedics Quality Assurance.

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TransMedics will promptly inform Fresenius in writing of any regulatory issue that may affect Fresenius’s ability to manufacture the PRODUCTS.

8.2.	Regulatory Actions

TransMedics will notify Fresenius of any regulatory actions on the PRODUCTS that may impact Fresenius or affect Fresenius’s ability to manufacture the PRODUCTS within forty-eight (48) of TransMedics learning of such action.

Fresenius is responsible for supporting all batch record investigations associated with regulatory actions.

Fresenius agrees to supply TransMedics with any manufacturing, testing or storage data within forty-eight (48) hours, if requested, as the result of a regulatory inspection, or a potential regulatory exposure such as a recall or significant product complaint.

In the event any “critical” defects (i.e., cGMP deficiencies that could result in compromise of product safety or efficacy) are discovered during audits by TransMedics or regulatory authorities, no further deliveries of PRODUCT may be delivered to TransMedics until corrective actions have been completed to TransMedics’s satisfaction, as reasonably determined by TransMedics.

In the case of other defects (minor cGMP issues) arising during audits by TransMedics or regulatory authorities, a satisfactory corrective action program must be in place.

8.3.	Regulatory Affairs

TransMedics is responsible for ensuring all appropriate regulatory filings and import/export documentation are filed with Regulatory Agencies prior to shipment/human administration.

8.4.	Right to Audit

Fresenius will allow a reasonable number of representatives from TransMedics Quality Assurance to have access to Fresenius’ manufacturing, warehousing, packaging and laboratory premises and records, documentation and reference materials relating to the Products for audit purposes listed below. TransMedics representatives will be escorted at all times by Fresenius personnel. All such audits will be conducted at reasonable times during regular business hours annually and will not unduly disrupt Fresenius’s operations.

TransMedics will provide at least 30 days notice for all such audits other than for For Cause Audits. Fresenius will permit TransMedics Quality Assurance to conduct preparatory audits for initiation of cGMP manufacture of the PRODUCTS or for pre-approval inspections (PAI).

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Fresenius will permit TransMedics Quality Assurance to conduct additional audits to address significant product quality problems, critical defects, safety problems, or for any other cause, including those set forth Section 3.5 of the DEVELOPMENT AND SUPPLY AGREEMENT (a “For Cause Audit’). A For Cause Audit may be conducted on at least ten (10) days notice.

Fresenius will permit TransMedics Quality Assurance to perform one standard cGMP compliance audit semi annually.

8.5.	Audit Closeout

An exit meeting will be held upon completion of any audit by representatives from TransMedics and Fresenius to discuss significant audit observations.

TransMedics will provide a written report of all observations within thirty (30) days to Fresenius. Within 30 days of the audit report receipt, Fresenius will provide a written response to all findings that details corrective action to be implemented which shall be subject to TransMedics approval. Fresenius will follow up to ensure that all corrective actions are implemented.

9.	DISPUTE RESOLUTION

9.1.	Non-Conformitv Dispute

In the event that a dispute arises between TransMedics and Fresenius regarding the non-conformity of a batch of the PRODUCTS, the supervisors of the Quality departments from both companies will in good faith promptly attempt to reach an agreement. TransMedics may only dispute a batch of PRODUCT which has been dispositioned and released by Fresenius. Financial liability will be determined according to the DEVELOPMENT AND SUPPLY AGREEMENT.

9.2.	Test Result Dispute

In the event that a dispute arises between TransMedics and Fresenius in the testing performed by Fresenius for the PRODUCTS, the resolution will proceed in stages. The first stage requires direct communication between analysts from both parties to determine that the methods of analysis are the same and are being executed in the same manner at both sites. Second, carefully controlled and split samples should be sent from one site to another in an attempt to reach agreement. Should there be a failure to achieve resolution, analysts from both parties will be required to meet to work through the analysis of a mutually agreeable sample. If these actions fail to achieve resolution, and only after these avenues have been exhausted, a qualified referee laboratory will be used to achieve resolution. This laboratory must be agreeable to both parties prior to use. The results from this referee laboratory will be used as final authority to determine responsibilities, but whatever the outcome, TransMedics retains the right to determine product release status.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Financial liability will be determined according to the DEVELOPMENT AND SUPPLY AGREEMENT.

In the event that an independent third party laboratory must be retained to settle dispute between the Parties with respect to the conformity or non-conformity of a Product, Fresenius will be responsible for the technology transfer to such laboratory, and will confirm that the technology transfer had been successful and that the laboratory was capable of reproducing Fresenius laboratory results. Fresenius and TransMedics must agree that the laboratory was in compliance with cGMP.

10.	CHANGE MANAGEMENT

10.1.	Changes for Commercial PRODUCTS

Fresenius will obtain TransMedics’s written approval of any of the following      072205,          050627 changes which relate to the manufacture and packaging of the PRODUCT:

–	Analytical Methods
–	*Raw material sources or specifications
–	*Packaging materials
–	Labelling
–	Site of manufacture
–	*Facility
–	*Equipment
–	*Manufacturing process
–	Product specifications
–	*In-process test method and /or instrument
–	Testing laboratory
–	Any other change that could require an amendment or supplement to or otherwise

*Means addition of “Substantial changes to”          050627,      072205,

10.2.	Technical and cGMP Impact Assessment

All significant changes to the PRODUCTS that may impact product safety or efficacy proposed by Fresenius will undergo a technical and cGMP impact assessment by Fresenius’s expert groups coordinated by Fresenius’s Quality personnel and in accordance with Fresenius’s Change Management System. Such changes will be communicated to and discussed with TransMedics Quality Assurance. TransMedics Quality Assurance and Regulatory expert groups will determine if any proposed changes are consistent with the REGULATORY APPROVAL. No such changes shall be implemented without TransMedics’s prior written approval, which shall not be unreasonably withheld and, to the extent required, any applicable REGULATORY APPROVALS; provided, however,

CONFIDENTIAL	15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

that Fresenius shall manufacture a sufficient amount of TransMedics’s requirements of PRODUCT for the reasonable period required by TransMedics’s to amend its Regulatory Dossiers.

10.3.	Scope

The scope of such a Change Management process includes all Manufacturing and Packaging processes. The associated changes may relate to: the Master Production Control Records (e.g. Master Formulas, Filling Work Orders, Packaging Work Orders); Bills of Materials; Analytical Standards and Test Methods (for Raw Materials and Finished Products); Stability Protocols; Purchase Specifications (for Raw Materials and Packaging Components).

11.	PRODUCT AND PROCESS VERIFICATION/VALIDATION

11.1.	Process Verification

Process Verification - Fresenius is responsible for the verification of the manufacturing process for the PRODUCTS, as might be required before routine production can begin. The verification should ensure that the process is capable of consistently achieving the Production Standards and Testing Specifications.

11.2.	Process Validation

Fresenius is responsible for the validation of the manufacturing process for PRODUCTS, as might be required. The validation should ensure that the process is capable of consistently achieving the Production Standards and Testing Specifications. Validation protocols and reports should be available for review before shipment upon request.

11.3.	Cleaning Validation

Fresenius is responsible for ensuring that adequate cleaning is carried out between batches of different products to prevent contamination. The cleaning process will be validated before the first PRODUCT Batches are made for TransMedics. TransMedics shall review the cleaning validation on an audit basis. Data should be available to support the campaign of batches of the same product, and the type of cleaning that will be performed in between manufacturing of the same product.

11.4.	Equipment, Computer, Facility and Utilities Qualification

Fresenius is responsible for all equipment, computer, facility and utility qualification and calibration activities associated with the manufacture of PRODUCTS. Such qualification/calibration should be in accordance with cGMP regulations. Validation protocols and reports shall be available for TransMedics for review during an audit.

CONFIDENTIAL	16

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.5.	Laboratory Qualification

Fresenius is responsible for ensuring that all laboratories are in compliance with applicable cGMP guidelines. In addition, if analytical work is subcontracted by Fresenius, then Fresenius will perform an audit on such contract laboratories to be used for analytical testing. Fresenius will be responsible for ensuring that the vendors are practicing within cGMP compliance.

In the event that TransMedics Quality Assurance laboratories will perform analytical testing of a PRODUCT, Fresenius will cooperate in the technology transfer to such laboratory, and will confirm that the technology transfer has been successful and the laboratory is capable of reproducing Fresenius laboratory results.

12.	ANNUAL REVIEW, ANNUAL REPORT AND DRUG LISTING

12.1.	Annual Review

Fresenius will perform an Annual Product Review for the PRODUCTS. This report will cover all manufacturing and testing performed by Fresenius. It will be a review of any changes at Fresenius in the manufacturing, testing or validation of the PRODUCTS in the previous calendar year and a summary of lots made, released and rejected. In addition, process capability, control charting or trend analysis of key product parameters will be performed. Any unusual observations will be explained in the annual product review. A copy of the Annual Product Review report will be provided to TransMedics upon completion.

12.2.	Annual Report

TransMedics is responsible for preparing the Chemistry, Manufacturing and Controls (CMC) section of the Annual Report to the REGULATORY AGENCY as required by applicable regulations, including 21 CFR 314.70, 314.81, and/or 601.12.

12.3.	Drug Listing

The PRODUCTS are intended to be registered as a component of a medical device. In the event that the PRODUCTS are registered as a drug, TransMedics is responsible for drug listing domestic products as the REGULATORY APPROVAL holder, and distributor of the PRODUCTS. Fresenius will provide TransMedics with all reasonably required information related to Fresenius’s facility and operations needed to register the PRODUCTS.

CONFIDENTIAL	17

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.	APPENDIX 1 – OUTLINE OF RESPONSIBILITIES

FUNCTION	FRESENIUS	TRANSMEDICS	REMARK
Master formula and method		X	FK Will support in the development
Quality specifications		X	FK Will support in the development
Label design and art work		X	FK Will support in the development
Manufacturing	X
In-Process testing (Pshycial, Chemical, Microbial)	X
FP testing - Physical, Chemical	X		TransMedics may conduct as confirmation
FP Release	X	X	TransMedics to market Fresenius to TransMedics
Distribution		X
FP Retained samples	X
FP Stability	X		If required under pharmaceutical registration
Certificate of Analysis	X
Batch record review/signoff	X
Investigations into deviations and non-conformances	X
Complaint receipts		X
Complaint investigations (Technical)	X
Adverse event reports		X
Field alert reports		X
Recalls		X
Customer returns		X
Raw material (Active) Orders	X
Raw material (Active) Testing and Release	X
Raw material (Inactives/Printed Packaging Materials) Orders	X
Raw material (Inactives/Printed Packaging Materials) Tests and release	X
Supplier audits (Active)	X

CONFIDENTIAL	18

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FUNCTION	FRESENIUS	TRANSMEDICS	REMARK
Supplier audits (Inactives/Printed Packaging Materials)	X
Maintenance of vendors lists	X
Notice of proposed changes (either party may initiate)	X	X
Document change control	X
Annual product review	X

CONFIDENTIAL	19

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.	APPENDIX II – LIST OF QUALITY CONTACTS – names to be filled in

ISSUE	FRESENIUS	TRANSMEDICS
Product Release	[***]	[***]
Laboratory Testing	[***]	[***]
Investigations	[***]	[***]
Regulatory Affairs	[***]	[***]

Stability	[***]	[***]
Validation	[***]	[***]
Compliance Audits	[***]	[***]
Product Complaints	[***]	[***]
Change Management	[***]	[***]

* [***]

CONFIDENTIAL	20

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX III – RELEASE DOCUMENTATION

The Batch/Lot Release Document Package will include a Certificate of Analysis and a Certificate of Compliance.

Certificate of Analysis (CoA)

A CoA will be provided and will include the name of the PRODUCTS, batch number, date of manufacture, and analytical specifications. The CoA will list the Release tests performed by Fresenius laboratories and actual test results.

Certificate of Compliance (CoC)

This document will attest to the fact that the batch of PRODUCTS was made in accordance with all applicable regulations, licenses, and company policies. This document will include the batch quantity approved, the final batch yield, and the expiration date. It will also include a listing of all investigations for the batch.

Quality Investigations Report (QIR)

A copy of the final investigation report for any OOS or other deviation investigations where the product quality could be affected.

CONFIDENTIAL	21

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

1 BACKGROUND	2

2 DEFINITIONS	2

3 COMPOSITION OF SOLUTIONS	2

3.1 Priming solution	2

3.2 Maintenance solution	2

3.2.1 Dextrose solution	2

3.2.2 Amino acid solution	2

4 FINISHED PRODUCT SPECIFICATION	3

4.1 Priming solution	3

4.2 Maintenance solution	4

4.2.1 Dextrose solution	4

4.2.2 Amino acid solution	4

4.2.3 Mixed solution	5

5 RAW MATERIALS	5

6 PACKAGING MATERIALS	6

6.1 Packaging materials for the TransMedics solution	6

7 STERILIZATION	7

8 VISUAL INSPECTION OF BAGS	7

9 PACKAGING IN CARDBOARD BOXES	7

10 BATCH CLASSIFICATION	7

11 EXPIRATION DATES	7

12 SHIPMENT/TRANSPORTATION	7

13 STORAGE DIRECTION	7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

1	BACKGROUND

This document describes the product specifications and material specifications for the TransMedics (TMI) solutions used in the POPS™ device. This specification is valid for products that will be used in clinical trials by TMI.

2	DEFINITIONS

3CB	three chamber bag
NMT	not more than
NLT	not lower than

3	COMPOSITION OF SOLUTIONS

3.1	Priming solution

Component	Quantity per liter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

3.2	Maintenance solution

The maintenance solution will be mixed from two individual component solutions at time of use. The individual component solutions consist of a [***] and an [***] as described below.

3.2.1	[***] solution

Component	Quantity per liter
[***]	[***]

[***]

3.2.2	[***] solution

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

Component	Quantity per liter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
4 FINISHED PRODUCT SPECIFICATION 4.1 Priming solution
Test	Limit
General inspection	[***]
PH	[***]
Osmolality [mosmol/kg H20]	[***]
Color	[***]
Clarity	[***]
Sodium [g/1]	[***]
Potassium [g/1]	[***]
Magnesium [g/1]	[***]
Particulate matter:	[***]

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

Test	Limit
- particles ≥ 10pm	[***]
- particles ≥ 25pm	[***]
Sterility	[***]
Endotoxins [EU/m]	[***]
Fill volume	[***]

4.2	Maintenance solution

4.2.1	Dextrose solution

Test	Limit
pH	[***]
Osmolality [mosmol/kg H20]	[***]
Dextrose [g/1]	[***]
5-Hydroxymethylfurfural	[***]
Particulate matter:	[***]
- particles ≥ 10pm	[***]
- particles ≥ 25pm	[***]
Endotoxins [EU/ml]	[***]
Fill volume	[***]

4.2.2	Amino acid solution

Test	Limit
pH	[***]
Osmolality [mosmol/kg H20]	[***]
Amino acids [g/1]	[***]
[***]
Tyrosine/Tryptophane	[***]
Adenosine [g/1]	[***]
Color	[***]
Calcium [g/1]	[***]

4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

Test	Limit
Magnesium [g/1]	[***]
Potassium [g/1]	[***]
Sodium [g/1]	[***]
Particulate matter: - particles ≥ 10pm - particles ≥ 25pm	[***] [***] [***]

Fill volume	[***]

4.2.3	Mixed solution

Component	Limit
pH	[***]
Osmolality [mosmol/kg H20]	[***]
Particulate matter: - particles ≥ 10pm - particles ≥ 25pm	[***] [***] [***]

Sterility	[***]
Endotoxins [EU/ml]	[***]
General inspection	[***]

5	RAW MATERIALS

Component	Grade	Component	Grade
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

Component	Grade	Component	Grade
[***]	[***]	[***]	[***]

*[***]

6	PACKAGING MATERIALS

The Priming and Maintenance solutions will be packaged in a [***] made of the [***]. The [***] is comprised of a [***] and [***] that may be readily combined for mixing at time of use. The Priming solution will be dispensed into a [***]. Each of the two component solutions of the Maintenance solution will be combined at time of use into [***].

6.1	Packaging materials for the TransMedics solution

Type of bag	The Priming solution and each of the two components of the mixed Maintenance solution are each filled into [***]. The nominal volume of each chamber is [***].
Ports	[***]
Labelling	The label is printed directly onto the film by a hot stamp process, where the colour pigment is transferred from a carrier foil and melted onto the outer layer of the film during a short heating cycle. It is a dry process and no surface treatment is needed. The print sets immediately after impression. The print is glossy and rub resistant prior to and after sterilisation. The hot stamp foil, denoted [***]. consists of black, pigmented ink coated on a polymeric carrier foil. The label includes batch number and expiration date.
Overpouch	The filled primary [***] is placed in a [***]. An [***] is placed inside the [***].
Functional description

The [***] is removed by tearing at a notch, the primary bag and the [***] are removed.

The [***] is removed from the [***] by tearing along a tear-seal.

The infusion port of the Priming chamber is spiked with a [***] and the Priming solution is added directly to the [***] for priming purposes prior to [***]being added. Time for emptying of the chamber is normally less than [***].

The contents of the maintenance solution [***] are mixed by [***].

After mixing, [***].

The [***]. Time for emptying of the Maintenance solution bag is normally less than [***].

6

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit D – Product and Material Specifications

7	STERILIZATION

The [***] system containing the Priming solution and the component maintenance solutions is terminally sterilised (autoclave process) to a Sterility Assurance Level of [***].

8	VISUAL INSPECTION OF BAGS

The visual inspection is performed after the sterilisation process but prior to the packing of the bags into cardboard boxes. The bags must be free from damages that could affect the bag integrity. The welds must be free from large wrinkles and large inclusions that might have a negative effect on the weld properties.

The solutions should be free from large particles and foreign matter.

9	PACKAGING IN CARDBOARD BOXES

The [***] are packed in cardboard boxes prior to shipment. Each box shall include one direction for use. Four [***] are packed in one box.

All goods will be delivered on wooden pallets, 800 x 1200 mm.

10	BATCH CLASSIFICATION

A manufacturing batch is the product manufactured from one homogenous lot of bulk solution. One batch contains approximately [***].

11	EXPIRATION DATES

The expiration date (mm-yyyy) of the clinical trial batches will be set to [***] after date of manufacturing.

12	SHIPMENT/TRANSPORTATION

Product will be shipped in accordance with Article 6 of the Development and Supply Agreement.

13	STORAGE DIRECTION

Store products below +[***]. Do not [***]. Store protected from light. The products may be exposed to temperatures up to [***] for a maximum of [***] during transportation.

7

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit E – Testing Specifications

1 BACKGROUND	2

2 DEFINITIONS	2

3 COMPOSITION OF SOLUTIONS	2

3.1 Priming solution	2

3.2 Maintenance solution	2

3.2.1 Dextrose solution	2

3.2.2 Amino acid solution	2

4 FINISHED PRODUCT SPECIFICATION	3

4.1 Priming solution	3

4.2 Dextrose solution	4

4.3 Amino acid solution	4

4.4 Mixed solution	5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit E – Testing Specifications

1	BACKGROUND

This document describes the testing specifications for the TransMedics (TMI) solutions used in the POPS™ device. This specification is valid for products that will be used in clinical trials by TMI.

2	DEFINITIONS

NMT                not more than

NLT                 not lower than

3	COMPOSITION OF SOLUTIONS

3.1	Priming solution

Component	Quantity per liter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*[***]

3.2	Maintenance solution

The maintenance solution will be mixed from two individual component solutions at time of use. The individual component solutions consist of a [***] solution and an [***] solution as described below.

3.2.1	[***]solution

Component	Quantity per liter
[***]	[***]

*pH adjustment with HC1

3.2.2	Amino acid solution

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit E – Testing Specifications

Component	Quantity per liter
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4	FINISHED PRODUCT SPECIFICATION

4.1	Priming solution

Test	Limit	Methods*
General inspection	[***]	[***]
pH	[***]	[***]
Osmolality [mosmol/kg H20]	[***]	[***]
Color	[***]	[***]
Clarity	[***]	[***]
Sodium [g/1]	[***]	[***]
Potassium [g/1]	[***]	[***]
Magnesium [g/1]	[***]	[***]

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit E – Testing Specifications

Particulate matter:	[***]	[***]
- particles ≥ 10pm	[***]	[***]
- particles ≥ 25pm	[***]	[***]
Sterility	[***]	[***]
Endotoxins [EU/ml]	[***]	[***]
Fill volume	[***]	[***]

4.2	Dextrose solution

Test	Limit	Methods*
pH	[***]	[***]
Osmolality [mosmol/kg H20]	[***]	[***]
Dextrose [g/1]	[***]	[***]
5 -Hydroxymethylfurfural	[***]	[***]
Particulate matter: - particles ≥ 10pm - particles ≥ 25pm	[***] [***] [***]	[***] [***] [***]

Endotoxins [EU/ml]	[***]	[***]
Fill volume	[***]	[***]

[***]

4.3	Amino acid solution

Test	Limit	Methods*
pH	[***]	[***]
Osmolality [mosmol/kg H2O]	[***]	[***]
Amino acids [g/1]	[***]	[***]
Tyrosine/Tryptophane	[***]	[***]
Adenosine [g/1]	[***]	[***]
Color	[***]	[***]
Calcium [g/1]	[***]	[***]

*

Methods designated as “USP” are indicative of testing procedures prescribed in the United States Pharmacopeia. Methods designated by a 5-digit number are internally validated Fresenius Kabi procedures.

4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit E – Testing Specifications

Test	Limit	Methods*
Magnesium [g/1]	[***]	[***]
Potassium [g/1]	[***]	[***]
Sodium [g/1]	[***]	[***]
Particulate matter:	[***]	[***]
- particles ≥ 10pm	[***]	[***]
- particles ≥ 25pm	[***]	[***]
Fill volume	NLT labelled volume	USP

[***]

4.4	Mixed solution

Component	Limit	Methods*
pH	[***]	[***]
Osmolality [mosmol/kg H20]	[***]	[***]
Particulate matter:	[***]	[***]
- particles ≥ 10pm	[***]	[***]
- particles ≥ 25pm	[***]	[***]
Sterility	[***]	[***]
Endotoxins [EU/ml]	[***]	[***]
General inspection	[***]	[***]

[***]

* Methods designated as “USP” are indicative of testing procedures prescribed in the United Sates Pharmacopeia. Methods designated by a 5-digit number are internally validated Fresenius Kabi procedures.

5

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit F – Estimated Costs of Preliminary Activities and New Equipment

1	INTRODUCTION	2

2	SCOPE	2

3	EXECUTION	2

4	ESTIMATED COSTS OF PRELIMINARY ACTIVITIES	3

5	REFERENCES	4

6	NEW EQUIPMENT	4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit F – Estimated Costs of Preliminary Activities and New Equipment

1	INTRODUCTION

TransMedics, Inc. has elected to utilize Fresenius Kabi as a contract manufacturer for solutions associated with the TransMedics Portable Organ Preservation System, referred to as POPS™. The intended use of the solutions is to support and maintain a donated organ in a near-normal physiological state during transportation for eventual transplantation into a recipient patient.

Fresenius Kabi will perform development and other services for the manufacture of priming and maintenance solutions. During the Development Phase Fresenius Kabi will develop a process to manufacture and analyze the solutions according to specifications approved by TransMedics, Inc. Exhibit A of the Development and Supply Agreement outlines the scope of the preliminary activities of the agreement. These activities are presented below in summary.

2	SCOPE

The scope of the preliminary activities includes the following:

•	Optimization of finished product formulations.
•	Manufacture of a feasibility batch in December 2004.
•	Validation of a suitable container bag system for use with the TransMedics, Inc. solutions.
•	Ensure regulatory compliance for raw materials through analysis to USP and/or EP Standards.
•	Validate analytical methods for analysis of finished product under stability programs and product release.
•	Manufacture batches for a formal stability program.
•	Initiate the formal stability program.
•	Manufacture a batch to be used in clinical trials.
•	Provide regulatory compliant documentation at all appropriate stages of the Development Phase

3	EXECUTION

The project activities are:

•	Purchasing of raw materials and bags
•	Optimization and validation of equipment prior to stability batches
•	Set up of methods for analysis of raw materials
•	Qualification/Validation of raw material methods
•	Set up and validation/qualification of finished product analytical methods

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit F – Estimated Costs of Preliminary Activities and New Equipment

•	Validation of microbiological methods
•	Preparing documentation for batch records
•	Manufacturing of batch for pre-clinical testing
•	Manufacturing of batches for stability testing
•	Set up of stability testing program including multiple temperature conditions, light stability and transport stability
•	Compiling of documentation for registration purposes according to specifications from TransMedics Inc.
•	Manufacturing of batch for clinical testing

4	ESTIMATED COSTS OF PRELIMINARY ACTIVITIES

The costs of preliminary activities are divided into the following categories:

•	Project Management ([***] hours @ [***]/hour)
○	Preparation of a project plan
○	Supervision and coordination of all development activities in order to safeguard the execution of the program according to schedule

•	Process Development ([***] hours @ [***]/hour)
○	Formulation Laboratory Trials
○	Manufacturing Optimization Batch
○	Stability Batches (3)
○	Clinical Batch
○	Optimization work to be able to fill batches according to cGMPs
○	Validation work to fulfill cGMP requirements for the clinical batch and manufacturing

•	QC-Raw Materials Testing ([***] hours @ [***]/hour)
○	Set up methods for USP testing of raw materials, as required
○	Validation of methods for raw materials according to applicable guidelines
○	Adopt quality systems for raw materials

•	QC-Finished Product Testing ([***] hours @ [***]/hour)
○	Assay Components
○	Adopt HPLC method for Adenosine; set up and transfer validation o Additional method validation activities for (6) existing methods

•	Microbiological Development ([***] hours @ [***]/hour)

3

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit F – Estimated Costs of Preliminary Activities and New Equipment

○	Development of microbiological validation of sterilization o Validation/Qualification of methods for finished product and new raw materials

•	Stability Program ([***] hours @ [***]/hour)
○	Set up and monitor stability program as per Appendix G.
○	Analysis of stability endpoints

•	Purchasing ([***] hours @ [***]/hour)
○	Investigations and purchase activities for all materials, including USP/EP grade raw materials

The Parties hereby acknowledge that the preliminary activities contemplated in this Agreement are partially complete and that certain parts of the work have already been invoiced by Fresenius and paid for by TransMedics. Appendix I to this Exhibit F represents the status of hours worked and billed as of April 30, 2005.

5	REFERENCES

Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General, 21 CFR, Part 210.

Current Good Manufacturing Practice for Finished Pharmaceuticals, 21 CFR, Part 211.

6	NEW EQUIPMENT

There are no new equipment requirements for the program.

4

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

APPENDIX I TO EXHIBIT F

Cost Report for Preliminary Activities for TransMedics in April 2005

Fresenius Kabi Rapsgatan 7 751 74 Uppsaia Sweden	Customer:	TransMedics Att. Paul Lezberg 200 Minuteman Rd, Suite 302 Andover, MA 01810, USA	Ref: Purchase order [***] Part of hours described.

Activity	Jan. Cost Est	Prev invoiced	Hours used April.	Hours left
Project management	[***]	[***]	[***]	[***]
Process development	[***]	[***]	[***]	[***]
QA/QC Raw materials	[***]	[***]	[***]	[***]
QA/QC Finished product	[***]	[***]	[***]	[***]
Microbiology	[***]	[***]	[***]	[***]
Stability program	[***]	[***]	[***]	[***]
Purchasing	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]

Material		Previous	April

Cost/Hour = 1200 SEK/hour according to LOI

Activities performed:

-  Optimisation batches and manufacturing of empty bags.

   Equipment validation to secure production quality.

-  Preparations for the clinical batch.

-  Preparing documentation for the clinical batch.

-  Finalising the methods in the raw material laboratory for the USP analyses.

-  Setting up and analysing finished product from the optimisation batches, starting method validations/verifications for finished product analysis.

One of the optimisation batches (the third batch) was enrolled into stability testing. The study is planned for 6 months.

Hours Cost SEK	[***]	[***]

Sub total Cost SEK	[***]	[***]
Cost according to invoices
Bags for up to Clinical batch		[***]

Total cost SEK		[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit G – Estimated Costs of Stability Testing

1	INTRODUCTION	2

2	SCOPE	2

3	ESTIMATED COSTS OF STABILITY TESTING	2

4	REFERENCES	2

5	APPENDIX I, STABILITY PROGRAM	1

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit G – Estimated Costs of Stability Testing

1	INTRODUCTION

Fresenius-Kabi will prepare and execute a formal Stability Program for the three TransMedics solutions, The duration of the study will be 24 months and will meet the minimum requirements of ICH Q1A: Stability Testing of New Drug Substances and Products, current revision. Additional stability elements may be incorporated in order to obtain relevant stability data corresponding to additional time points. The Stability Program Plan is presented in Appendix I of this document. The plan is subject to change by mutual written agreement of TransMedics and Fresenius-Kabi.

2	SCOPE

The scope of the Stability Program activities includes the following:

•	Validate analytical methods for analysis of finished product
•	Develop a Stability Plan of up to 24 months duration including storage conditions of [***] and light stability. Transport stability will also be set up and monitored.
•	Manufacture three batches for the formal Stability Program
•	Initiate the formal Stability Program for each batch
•	Monitor sampling time points and select representative samples for analysis
•	Provide interim stability reports for each sampling time point
•	Provide a comprehensive stability report upon completion of the Stability Program

3	ESTIMATED COSTS OF STABILITY TESTING

The costs of Stability Testing are as follows:

•	Stability Testing ([***] hours @ [***]/hour)

4	REFERENCES

Current Good Manufacturing Practice in Manufacturing, Processing, Packing, or Holding of Drugs; General, 21 CFR, Part 210.

Current Good Manufacturing Practice for Finished Pharmaceuticals, 21 CFR, Part 211.

2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit G – Estimated Costs of Stability Testing

ICH Q1A, Stability Testing of New Drug Substances and Products, International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use, current revision.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATME\NT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit G – Estimated Costs of Stability Testing

5	APPENDIX I, STABILITY PROGRAM

Product: [***] POPS solutions (TransMedics) Batch No: TBD ([***] independent batches)	Package description [***] in Biofine bag container with HVL 9003 overpouch
Product Manufacturing: Pilot Plant Fresenius Kabi, Uppsala, Sweden
Manufacturing date: March-April 2005

Comments: It is assumed that 3 months data from all three stability batches are to be used for IDE submission. If 6 months data are to be used a full analytical program should be performed at 6 months at 25°C and a reduced program are to be used at 3 months at 40°C.

Storage conditions		25°C/40 %RH								40C/N MT25			Light
Storage (months)		0	1	3	6	9	12	18	24	1	3	6	2	3
General inspection	41065	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Fill volume	USP	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Weight loss	40289	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
A-Priming solution
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATME\NT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Development and Supply Agreement-TransMedics Inc.

Exhibit G – Estimated Costs of Stability Testing

Storage conditions		25°C/40 %RH								40C/N MT25			Light
Storage (months)		0	1	3	6	9	12	18	24	1	3	6	2	3
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit H – Purchase Price

The price to be paid by TRANSMEDICS to FRESENIUS for formulating and filling the Product in accordance with the provisions of the Agreement (such price, for the avoidance of doubt, to include all work carried out by FRESENIUS, all raw materials and components to be supplied by FRESENIUS, delivery ex works and the compliance by FRESENIUS with any other provisions of the Agreement) shall be as follows:

Quantity per year [No. of Setsl	Price [US$]
1-5,000	[***]
5,001-10,000	[***]
10,001 -20,000	[***]
20,001+	[***]

One “Set” means a three-chamber bag comprising a priming solution in one chamber, a dextrose solution in a second chamber, and an amino acid solution in a third chamber. The solutions and the three-chamber bag are more particularly defined in Exhibit D.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit I – Offered Item

The offered item is what is internally within Fresenius Kabi in Uppsala referred to as the Pilot plant. The pilot plant consists of [***] “Pharmadule” modules, which can be disconnected from the fixed buildings and from each other and moved to a different location. The modules have all the facilities that are required for a pharmaceutical plant in terms of HVAC, WFI, and clean room lockers.

The equipment within the pilot plant consists of a formulation department, a filling department and a sterilization unit. The facility for the formulation and the filling does fulfill the requirements for clean rooms as defined in EU GMP and the cGMP.

The pilot plant equipment and facility is defined according to Appendix I to this exhibit.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Appendix I

Equipment list

List of equipment Pilot plan Uppsala

Equipment number                            Description of equipment

[***]

Fresenius Kabl AB Confidential	Equipment 0707	Page 1